UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23480

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StepStone Private Markets

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(Exact name of registrant as specified in charter)

128 S Tryon St., Suite 1600

Charlotte, NC 28202

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(Address of principal executive offices) (Zip code)

Robert W. Long

Chief Executive Officer

StepStone Group Private Wealth LLC

128 S Tryon St., Suite 1600

Charlotte, NC 28202

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(Name and address of agent for service)

Registrant’s telephone number, including area code: (704) 215-4300

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Date of fiscal year end: March 31

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Date of reporting period: March 31, 2025

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) The Report to Shareholders is attached herewith.

StepStone Private Markets

Consolidated Financial Statements

For the Year Ended March 31, 2025

Annual Report

StepStone Private Markets

Table of Contents

For the Year Ended March 31, 2025

Management’s Discussion of Fund Performance (unaudited)	2 - 4
Report of Independent Registered Public Accounting Firm	5
Consolidated Schedule of Investments	6 - 18
Consolidated Statement of Assets and Liabilities	19
Consolidated Statement of Operations	20
Consolidated Statements of Changes in Net Assets	21 - 22
Consolidated Statement of Cash Flows	23 - 24
Consolidated Financial Highlights	25 - 27
Notes to Consolidated Financial Statements	28 - 40
Trustees and Officers (unaudited)	41 - 42
Approval of Investment Advisory and Sub-Advisory Agreements (unaudited)	43 - 45
Other Information (unaudited)	46
Privacy Notice (unaudited)	47 - 48

StepStone Private Markets

Management’s Discussion of Fund Performance (unaudited)

March 31, 2025

Introduction

StepStone Private Markets (“SPRIM” or the “Fund”) offers accredited investors global exposure to the major private market asset classes in an open architecture solution that targets attractive risk-adjusted returns. SPRIM’s portfolio seeks to be well-diversified across underlying managers and by sector, strategy, geography and vintage year.

Designed specifically for individual investors and small institutions, SPRIM’s investor-centric structure emphasizes convenience, efficiency and transparency. As an evergreen fund, SPRIM raises capital daily while providing liquidity through quarterly repurchase offers, subject to approval by SPRIM’s Board of Trustees. There are no ongoing capital calls. Investors will receive dividend distributions, and tax reporting is provided via Form 1099.

Performance1

SPRIM (Class I) generated a net return of 10.76% for the fiscal year ended March 31, 2025 (referred to as “fiscal year 2025”). Since its inception on October 1, 2020, SPRIM (Class I) has delivered a 21.23% annualized return and a 137.71% total return. SPRIM posted positive returns in 41 of its 54 months of operations and reached $4.4 billion of assets under management as of March 31, 2025.

Portfolio Construction Drives Returns

We believe that the Fund’s strong returns since inception benefited from a balanced mix of:

•	Defensive underwriting, targeting resilient diversified exposure in less correlated and less cyclical end markets, and pricing designed to deliver attractive returns in the event of a severe or prolonged economic downturn;

•	Discounted limited partner (“LP”)-led secondary purchases of high-quality assets closer to their expected realization;

•	Longer-duration exposure to attractive assets through general partner (“GP”)-led secondary continuation vehicles and co-investments;

•	High velocity of capital and consistent fundraising allowing SPRIM to continually invest into an attractive secondary buying environment; and

•	Complementary allocations to real assets and private debt helping dampen volatility, providing consistent income and reducing the impact of inflation.

Return Components and Benchmark

SPRIM (Class I) achieved a 10.76% total return in fiscal year 2025 versus a 7.50% total return in MSCI World Index,2 SPRIM’s primary benchmark. Since its inception, SPRIM's (Class I) 21.23% annualized return has substantially outpaced the MSCI World Index, which has generated an annualized return of 12.00%.

We attribute our performance during the fiscal year to the following factors:

•	SPRIM's portfolio continues to experience liquidity events, with realized gains and income distributions totaling approximately $160.3 million during fiscal year 2025. Despite private market realizations remaining muted verses the long-term historical averages, SPRIM's underlying realizations and income generation continue to show the strength of the dynamic portfolio construction;

•	StepStone continues to identify opportunities in the secondary markets to purchase assets at discounts to net asset value ("NAV") managed by general partners ("GP") who we believe are historically top-tier managers. Unrealized gains from secondary discounts totaled approximately $131.5 million for fiscal year 2025; and

•	Underlying portfolio companies continued to perform well and benefited from favorable market dynamics that contributed to value appreciation and unrealized gains of $82.2 million during the fiscal year 2025.

StepStone Private Markets

Management's Discussion of Fund Performance (unaudited) (continued)

March 31, 2025

Liquidity and Share Repurchases

We believe SPRIM has ample liquidity to meet its obligations and is well-positioned to execute on investment opportunities in fiscal year 2026. As of March 31, 2025, SPRIM held $210.9 million of cash and cash equivalents and $138.5 million of short-term investments and had $350.0 million available to be drawn under its credit facility3.

During fiscal year 2025, SPRIM conducted quarterly share repurchases, allowing for the repurchase of up to 5.00% of outstanding shares per quarter. These repurchases, completed on a quarterly basis, represented an average of 1.25% of shares outstanding in each quarter during the period ended March 31, 2025. Over this period, the Fund made four repurchase offers, resulting in 3.2 million shares being repurchased for a total of $176.7 million.

Investing Through the Cycle: Capitalizing on Pricing Dynamics, Favoring Resilient Assets

SPRIM executed its strategy of consistently investing through market cycles while leveraging StepStone’s global scale and depth. During the fiscal year 2025, SPRIM deployed $2.0 billion in 178 separate private market asset transactions. SPRIM made 128 private equity secondary investment fund purchases, representing a mix of diversified LP-and GP-led secondaries. SPRIM also invested in 14 private equity co-investments and three private equity primary investment funds. In real assets, the Fund made 20 secondary investment fund purchases, two co-investments and one primary investment fund purchases. Finally, in private debt SPRIM made eight co-investments purchases, one secondary investment fund purchase and one primary investment fund commitment.

SPRIM has assembled a diverse portfolio of 316 funds and 58 co-investments managed by 186 fund sponsors as of fiscal year end 2025. The portfolio includes over 3,000 underlying companies, broadly diversified across various industry sectors, sizes, vintage years and geographic locations to mitigate volatility and risk. Private equity continues to constitute a majority of SPRIM's asset base, representing 75.14% of investments as of March 31, 2025. In line with the Fund's diversification strategy, SPRIM focused on investments in resilient industries that may benefit from long-term growth trends, such as information technology, healthcare and industrials.

This commentary reflects the viewpoints of StepStone Group Private Wealth LLC as of March 31, 2025 and is not intended as a forecast or guarantee of future results.

Average Annual Total Returns as of March 31, 20251

	1 Year	Since Inception[4]
StepStone Private Markets, Class I	10.76%	21.23
StepStone Private Markets, Class D	10.52%	21.00
StepStone Private Markets, Class S5	9.79%	20.54
MSCI World Index[2]	7.50%	12.00

StepStone Private Markets

Management's Discussion of Fund Performance (unaudited) (continued)

March 31, 2025

Performance of a $1,000,000 Investment (as of March 31, 2025)

The chart above represents the hypothetical growth of a $1,000,000 investment in Class I shares. Returns for the Fund's other classes will vary from what is seen above due to differences in fee structures, specifically the distribution and shareholder servicing fees associated with brokers, dealers and certain registered investment advisers and other financial intermediaries.

The performance data quoted herein represents past performance, and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance does not predict future performance.

The Fund’s performance assumes the reinvestment of dividends. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Performance is cumulative and represents the percent change in NAV and assumes reinvestment of all distributions pursuant to the Fund’s distribution reinvestment plan. Total returns shown assume the maximum sales load is deducted from the initial investment.

2 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The MSCI World Index is a total return index and SPRIM’s primary benchmark.

3 See Note 8 to the consolidated financial statements for further details on the credit facility.

4 The date of inception for all share classes is October 1, 2020.

5 Effective January 17, 2025, Class T Shares were converted to Class S Shares and Class T Shares are no longer offered by the Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
StepStone Private Markets

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of StepStone Private Markets (the “Fund”), including the consolidated schedule of investments, as of March 31, 2025, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the four years in the period then ended and the period from October 1, 2020 (commencement of operations) to March 31, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at March 31, 2025, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and its consolidated financial highlights for each of the four years in the period then ended and the period from October 1, 2020 (commencement of operations) to March 31, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2025, by correspondence with the custodian, investment funds or portfolio company investees; when replies were not received from investment funds or portfolio company investees, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the StepStone Group LP investment companies since 2020.

New York, New York
May 30, 2025

A member firm of Ernst & Young Global Limited

StepStone Private Markets

Consolidated Schedule of Investments

March 31, 2025

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Co-Investments - Non-Controlled/Non-Affiliated - 13.6% of NAV					1,2,3,4,5
Europe - 2.3% of NAV
BC Partners Defender Co-Investment L.P.	Private Equity	09/10/2021	$3,561,113	$6,210,781	*
Blackstone Infrastructure Hogan Co-Invest 2 (CYM) L.P.	Real Assets	08/30/2023	11,963,802	13,194,442	6
Blackstone Infrastructure Miro Co-Invest (CYM) L.P.	Real Assets	04/25/2022	10,890,537	13,780,763	*,6
CCP Hermes LP	Private Equity	11/01/2024	40,078	—	*,6
Cinven Pegasus Limited Partnership	Private Equity	10/02/2024	8,787,520	8,581,864	*
Enak Aggregator Limited Partnership	Private Equity	01/18/2022	2,875,802	3,716,900	*
Everest Co-Investment LP	Private Equity	03/19/2025	4,858,467	4,795,300	*,6
Hao Tian Asia Investment Co Ltd. Facility A ($514,781 principal amount, 10.65%, 04/15/2025)	Private Debt	06/04/2021	530,519	514,781	7
Kindred Capital Co-Invest I LP	Private Equity	04/26/2022	15,125,016	11,424,605	*
KKR Cretaceous Co-Invest L.P.	Real Assets	12/08/2022	14,300,000	18,990,628	*
Palace Co-Invest, SLP	Real Assets	08/07/2021	9,370,425	13,408,305	*
Triton C Investment A L.P.	Private Equity	03/29/2022	4,912,115	5,727,898	*
Total Europe			$87,215,394	$100,346,267

North America - 11.0% of NAV
AMP-20 Sterling Limited Partnership	Private Equity	08/02/2023	$4,511,587	$3,921,921	*,6
Ares CARS Co-Invest, L.P.	Real Assets	05/26/2022	21,517,786	25,325,765	6
Ares Insurance Partners, L.P.	Private Equity	10/17/2024	16,085,215	17,253,932	6
Ascend SMG Co-Invest 1, L.P.	Private Equity	09/25/2023	2,562,567	3,791,642	*
Birch Grove CLO 10 Ltd. ($18,500,000 principal amount, 1/22/2038)	Private Debt	11/26/2024	18,500,000	19,125,959	7,8
Birch Grove CLO 12 Ltd.	Private Debt	01/02/2025	18,500,500	18,500,500	7,9
Birch Grove CLO Ltd. ($17,158,750 principal amount, 07/17/2037)	Private Debt	10/15/2024	11,917,839	12,139,935	7,8
BPCP Speedstar Acquisition, LLC (1,900 common shares)	Private Equity	01/20/2021	1,367,940	2,202,215	7,10
Buckeye Co-Invest II, LP	Real Assets	07/26/2024	7,462,377	8,065,600
Castlelake Consumer Receivables Opportunity III, L.P.	Private Debt	06/26/2024	20,632,982	22,912,892	*,6
Cendyn Group Holdings LLC (675 preferred shares)	Private Equity	10/05/2023	30,605,046	30,595,618	7
CIFC Funding 2024-V, Ltd. ($22,896,900 principal amount, 01/22/2038)	Private Debt	12/20/2024	20,003,900	20,548,663	7,8
Cinven Discovery Limited Partnership	Private Equity	09/22/2022	2,571,723	4,668,565	*
Columbia Spectrum Partners VI-A, L.P.	Private Equity	09/10/2024	—	—	*,6
Decisions, LLC (1,718,769 common shares)	Private Equity	12/28/2020	2,700,000	5,785,666	*,7,11
ECP V (California Co-Invest), LP	Real Assets	08/19/2024	26,152,225	25,903,057	*,6
Elk 2 Coinvest I, L.P.	Private Equity	07/29/2024	—	—	*,6
EQT X Co-Investment (F)SCSp	Private Equity	02/09/2024	4,938,839	4,933,347	*
FH Sunrise Co-Investment I, LP (4,365,458 common shares)	Private Equity	05/01/2023	4,365,458	6,385,510	*

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Schedule of Investments (continued)

March 31, 2025

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Co-Investments - Non-Controlled/Non-Affiliated (continued)
North America (continued)
HS Ruby LLC	Private Equity	07/25/2024	$185,713	$—	6
Ilumed Parent LLC (3,060 preferred shares)	Private Equity	08/19/2024	22,006,789	22,003,394	*,7,10
IPEX Co-Invest, L.P.	Private Equity	02/28/2024	5,000,000	6,950,000	*
JFL-Rand Co-Invest US Partners, L.P.	Private Equity	03/10/2023	6,225,599	17,011,242	*,6
JFL-Tiger Co-Invest Partners, L.P.	Private Equity	10/12/2023	4,171,578	7,085,802	*,6
KKR Apple Co-Invest L.P.	Real Assets	09/20/2021	5,173,770	7,167,909
KKR Gameday Co-Invest L.P.	Private Equity	08/22/2024	25,886,598	28,464,444	*
LJ Perimeter Co-Invest, L.P.	Private Equity	10/28/2022	4,834,380	4,734,893	*,6
LJ Shield Co-Invest, L.P.	Private Equity	07/11/2024	17,357,826	23,055,994	*,6
MH Fund II Co-Invest, LP	Real Assets	03/23/2021	6,399,778	7,055,101	*,6,10
Mosyle Corporation - Series B-2 (45,010 preferred shares)	Private Equity	04/21/2022	1,083,980	1,354,977	*,7
MPP KKC Holdings, LLC (3,000,000 common shares)	Private Equity	11/10/2021	3,000,000	5,428,728	*,7,10
Novacap TMT VI Co-Investment (Cadenza), L.P.	Private Equity	08/22/2023	3,293,566	3,279,310	*
OSP Co-Invest II, LP - MB series	Private Equity	01/02/2024	10,010,000	15,573,285	*,6,10
Palms Co-Investment Partners, L.P.	Private Equity	06/03/2022	4,675,809	5,288,863	*
Peak Topco, Inc. (20,833 common shares)	Private Equity	08/23/2024	20,833,333	20,833,333	*,6,7
Pegasus Coinvestors, L.P.	Real Assets	10/05/2021	3,686,738	4,292,497	6,11
Providence VIII Tetris Co-Investment-A L.P.	Private Equity	11/18/2022	3,870,782	5,688,961	*,6
RPIII FB Co-Invest LLC	Private Equity	03/02/2023	5,000,000	5,100,000	*,11
Starlight Co-Invest LP	Private Equity	10/30/2024	20,056,257	20,011,528	*
Stripes VI Rainier Co-Invest, L.P.	Private Equity	10/31/2024	25,057,693	24,991,485	*
THL Fund IX Investors (BV), L.P.	Private Equity	05/05/2021	2,488,783	4,973,276	*
TPG VIII Merlin CI II, L.P.	Private Equity	07/30/2021	182,793	2,328,529	6
WP Irving Co-Invest, L.P.	Private Equity	04/11/2022	1,668,009	3,285,443
Total North America			$416,545,758	$478,019,781

Rest of the World - 0.3% of NAV
BGO Asia III Blossoms Co-Investment LP	Real Assets	10/10/2023	$10,613,227	$12,124,752	*,6,12
Total Rest of the World			$10,613,227	$12,124,752
Total Non-Controlled/Non-Affiliated Co-Investments			$514,374,379	$590,490,800
Primary Investment Funds - Non-Controlled/Non-Affiliated - 4.9% of NAV					1,2,3,4,5

Europe - 0.2% of NAV
Growth Capital Partners Fund V LP	Private Equity	04/14/2022	$6,617,433	$10,071,075	6,13
Total Europe			$6,617,433	$10,071,075

North America - 4.4% of NAV
Blue Road Capital PV II, L.P.	Real Assets	08/27/2024	$19,171,199	$23,359,595	*,6
Carlyle Santiago Aggregator, L.P.	Private Debt	08/23/2024	40,701,297	39,959,261
Dunes Point Capital Fund III-A, L.P.	Private Equity	10/12/2023	21,418,788	23,403,019	6
HPH III Investments Parallel Fund, LP	Private Equity	07/16/2024	15,061,726	17,061,820	6

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Schedule of Investments (continued)

March 31, 2025

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Primary Investment Funds - Non-Controlled/Non-Affiliated (continued)
North America (continued)
Imaginary I Opportunity, L.P.	Private Equity	04/21/2022	$3,000,000	$1,672,387	*
JFL Equity Investors VI, L.P.	Private Equity	07/31/2024	13,908,776	16,666,545	6
OceanSound Partners Fund, LP	Private Equity	02/28/2022	8,578,286	13,047,716	*,6,13
PennantPark Capital Liquidity Solutions, LP	Private Debt	08/04/2023	17,500,000	19,589,163	*,6
Tiger Global Private Investment Partners XV Feeder, L.P.	Private Equity	03/23/2022	9,583,794	6,979,144	*,6
Truelink Capital I-A, L.P.	Private Equity	04/30/2024	22,508,869	28,719,315	6
Total North America			$171,432,735	$190,457,965

Rest of World - 0.3% of NAV
Eve One Fund II L.P.	Private Equity	03/11/2022	$8,900,000	$11,056,737	*,6
Total Rest of World			$8,900,000	$11,056,737
Total Non-Controlled/Non-Affiliated Primary Investment Funds			$186,950,168	$211,585,777

Secondary Investment Funds - Non-Controlled/Non-Affiliated - 68.2% of NAV					1,2,3,4,5

Europe - 13.1% of NAV
Advent International GPE IX Limited Partnership	Private Equity	09/30/2024	$6,111,951	$6,622,612	*,6,12
Advent International GPE IX-A SCSp	Private Equity	09/30/2024	1,791,115	1,964,487	*,6
Advent International GPE IX-F Limited Partnership	Private Equity	12/31/2024	2,115,054	2,511,622	*,6,13
Advent International GPE VII-E Limited Partnership	Private Equity	12/31/2021	738,370	246,134	*,6,12
Advent International GPE VIII Limited Partnership	Private Equity	09/30/2024	1,142,156	1,234,151	*
Advent International GPE VIII-B Limited Partnership	Private Equity	12/31/2024	3,391,578	3,399,871	*,13
Advent International GPE VIII-H Limited Partnership	Private Equity	12/31/2021	3,345,080	2,687,727	*,12
Advent International GPE X-A SCSp	Private Equity	09/30/2024	860,513	963,290	*,6
Altor Fund IV (No. 1) AB	Private Equity	12/30/2022	9,067,220	8,379,399	6
Altor Fund V (No. 1) AB	Private Equity	12/30/2022	15,990,972	17,875,774	6
Altor Fund V (No. 2) AB	Private Equity	06/30/2023	1,775,404	1,947,321	6
Ambienta Water Pumps, SCSp	Private Equity	12/06/2024	24,944,439	25,033,168	6
Apax IX USD L.P.	Private Equity	09/30/2024	2,620,632	2,791,699	6,12
Apax X USD L.P.	Private Equity	09/30/2024	3,459,378	3,474,996	*,6,12
ARDIAN Infrastructure Fund IV S.C.A., SICAR	Real Assets	10/04/2024	12,601,634	12,717,247	6
ARDIAN Infrastructure Fund V S.C.A., SICAR	Real Assets	10/04/2024	10,044,076	11,071,687	*,6
Astorg IQ-EQ Fund	Private Equity	12/31/2021	517,283	1,268,447	*,6
Astorg V Fund	Private Equity	01/11/2021	—	4,912	*
BE VI 'B' LP	Private Equity	09/30/2024	1,678,364	2,138,312	6
Bridgepoint Europe V 'A3' LP	Private Equity	09/30/2024	555,881	699,096	*,6
Carlyle Europe Technology Partners III, L.P.	Private Equity	09/30/2024	798,324	668,061	*,6
Cevine Capital Management VI (No.1) Feeder Limited Partnership Incorporated	Private Equity	09/30/2024	503,768	559,615	6

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Schedule of Investments (continued)

March 31, 2025

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Secondary Investment Funds - Non-Controlled/Non-Affiliated (continued)
Europe (continued)
CVC Capital Partners VIII (A) L.P.	Private Equity	09/30/2024	$5,495,623	$6,058,565	*,6,12
DFI European Value-Add Fund II	Real Assets	07/12/2021	1,579,371	1,115,008	*,6,13
DIF Core Infrastructure Fund II SCSp	Real Assets	09/30/2024	11,961,574	12,901,920	6
DIF Infrastructure VI SCSp	Real Assets	09/30/2024	10,235,457	11,378,709	6
Elysium Acquisition LP	Private Equity	12/09/2024	13,602,129	15,538,112	*,6
EQT Infrastructure IV (No.2) EUR SCSp	Real Assets	09/29/2023	7,251,267	9,192,861	*,6,13
EQT Infrastructure IV (No.2) USD SCSp	Real Assets	10/10/2023	55,478,898	71,566,228	*,6,13
EQT Infrastructure V (No.1) EUR SCSp	Real Assets	07/12/2024	34,003,230	36,445,582	*,6
EQT IX (No.2) EUR SCSp	Private Equity	07/06/2022	13,150,939	15,751,195	*,6,12
EQT VIII (No.2) SCSp	Private Equity	07/06/2022	6,160,710	5,509,222	6,12
Equistone Partners Europe Fund IV	Private Equity	12/31/2020	233,913	80,035
EuroStone SRIO II S.C.A.	Real Assets	07/12/2021	65,596	162,086	*,6,13
F3 Presto HVD CV Fund AB	Private Equity	04/12/2024	4,710,393	5,328,278	*,6
Fifth Cinven Fund (No. 1) Limited Partnership	Private Equity	10/30/2020	1,073,632	1,511,931	*,13
GIP Pegasus Fund, L.P.	Real Assets	08/20/2024	19,781,147	18,857,582
Gyrus 1 LP	Private Equity	12/09/2024	7,152,171	6,805,846	*,6
Harbert European Real Estate Fund III, L.P.	Real Assets	07/12/2021	—	9,188	*,6,13
IK Small Cap II Fund No.1 SCSp	Private Equity	12/31/2024	235,371	357,041	*,6
Inflexion Buyout Fund V (No.1) Limited Partnership	Private Equity	01/07/2025	1,477,508	1,977,639	*,6
InfraRed Infrastructure V (1) LP	Real Assets	06/29/2022	5,000,201	6,137,814	*,6
InfraVia European Fund IV FPCI	Real Assets	10/02/2024	9,016,461	10,059,193	*,6
InfraVia European Fund V FPCI	Real Assets	10/02/2024	11,284,972	12,621,597	6
Kitty Hawk Capital Partners IV L.P.	Real Assets	07/12/2021	361,212	508,691	*,6,13
LQG JV Landmark Portfolio GmbH & Co. KG	Real Assets	07/12/2021	932,694	530,916	*,6,13
Macquarie European Infrastructure Fund 4 FPCI	Real Assets	04/25/2023	—	1,112,738	6
Macquarie European Infrastructure Fund 5 SCSp	Real Assets	04/25/2023	17,335,467	18,664,283	6
Macquarie European Infrastructure Fund 6 SCSp	Real Assets	10/01/2024	19,651,619	20,280,980
MI Continuation Fund A (1,199 shares)	Private Equity	02/23/2024	10,184,339	7,513,000	*,6
NIC Battery Acquisition LP	Real Assets	10/16/2024	16,094,456	22,866,791	*,6
Nordea Private Equity II - European Middle Market Buyout K/S	Private Equity	09/30/2024	62,211	64,425	*,6,14
Oakley Capital Guinness B2 SCSp	Private Equity	06/08/2023	7,322,217	10,985,056	*,6
PAI Europe VII, L.P.	Private Equity	09/30/2024	2,364,901	2,554,312	*,6,12
Pan-European Infrastructure II, S.C.S.	Real Assets	10/03/2024	5,301,131	6,958,777	*,6
Pan-European Infrastructure III, SCSp	Real Assets	10/03/2024	9,522,989	9,831,980	6
Permira VI L.P.1	Private Equity	09/30/2024	4,526,697	3,759,332	6,12
Permira VII L.P.1	Private Equity	09/30/2024	14,875,258	16,708,803	*,6,12
PSC Accelerator II (A), LP	Private Equity	11/23/2023	4,488,180	6,471,191	*,6

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Schedule of Investments (continued)

March 31, 2025

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Secondary Investment Funds - Non-Controlled/Non-Affiliated (continued)
Europe (continued)
Seventh Cinven Fund (No.1) Limited Partnership	Private Equity	09/30/2024	$4,105,975	$4,547,045	6,12
Sixth Cinven Fund (No. 3) Limited Partnership	Private Equity	10/30/2020	2,656,833	3,886,889	6,13
Strategic Opportunities Fund I GmbH & Co. KG	Private Equity	02/05/2024	13,821,604	18,962,653	*,6
Ufenau Continuation 3, SLP	Private Equity	04/14/2022	21,709,902	29,924,010	*,6
Verdane Edda II (D) AB	Private Equity	09/30/2024	983,785	1,202,072	*,6
Verdane Idun I (D) AB	Private Equity	09/30/2024	757,201	583,308	*,6
VIP SIV I LP	Private Equity	05/06/2022	12,959,023	20,905,782	*,6
WPEF VII Feeder 2 ILP	Private Equity	01/07/2025	2,908,302	3,864,130	*,6
WREP#2 Luxco S.à r.I.	Real Assets	07/12/2021	132,673	412,023	*,13
Total Europe			$496,062,424	$570,724,447

North America - 54.8% of NAV
ABRY Partners IX, L.P.	Private Equity	01/01/2025	$2,763,115	$3,166,106	*,6,13
ABRY Partners VI, L.P.	Private Equity	03/31/2021	99,996	—	6,13
ABRY Senior Equity III, L.P.	Private Equity	03/31/2021	55,651	—	*,6,13
Accordion DC Holdings, LP	Private Equity	12/08/2022	5,180,952	7,814,278
AE Industrial Partners Fund II, LP	Private Equity	12/31/2024	1,984,562	2,806,768	*,6
AEA Investors Fund V LP	Private Equity	12/31/2021	—	168,649	*,6,12
AHP Fund I PV Feeder L.P.	Private Equity	12/28/2020	2,768,936	2,197,359	6
AHP Fund II PV Feeder L.P.	Private Equity	12/28/2020	8,619,656	9,032,053	6
AKKR Strategic Capital LP	Private Equity	10/24/2024	5,258,002	4,476,881	*,6
Album Ventures MSL-C, LP	Private Equity	04/21/2022	3,916,008	4,892,342	*
Amaranth DC Holdings, LP	Private Equity	02/23/2024	28,759,373	35,621,157
Ampersand CF Limited Partnership	Private Equity	11/13/2020	798,017	1,739,280
Apollo Investment Fund IX, L.P.	Private Equity	10/01/2024	15,750,516	16,953,980	6,12
Apollo Overseas Partners (Lux) IX, SCSp	Private Equity	10/01/2024	1,868,815	1,720,684	6
Apollo Natural Resources Partners II, L.P.	Real Assets	04/01/2021	385,934	450,120	6,12
Apollo Overseas Partners (Delaware 892) VIII, L.P.	Private Equity	04/01/2021	1,508,459	1,096,547	6,12
Apollo Overseas Partners IX, L.P.	Private Equity	01/01/2022	2,385,873	3,139,548	6,12
Aquiline Financial Services Continuation Fund L.P.	Private Equity	05/30/2024	25,246,241	38,225,624	*,6
Aquiline Financial Services Fund V L.P.	Private Equity	05/22/2024	672,559	722,858	*,6
Ares Pathfinder Fund (Offshore), L.P.	Private Debt	04/01/2023	36,470,268	38,142,844	6
Audax Private Equity Solutions Fund, L.P.	Private Equity	06/28/2024	2,569,600	2,768,112	6
Audax Private Equity Fund IV CF, L.P.	Private Equity	12/24/2020	4,893,596	5,854,053	*,6
Audax Private Equity Fund V-B, L.P.	Private Equity	06/28/2024	12,602,814	11,147,944	*,6,12
Audax Private Equity Fund VI-A, L.P.	Private Equity	06/28/2024	37,399,553	33,886,406	12
Azimuth Energy Partners III LP	Private Equity	09/30/2024	207,399	224,012	*,14
Bain Capital Beacon Holdings, L.P.	Private Equity	03/24/2025	13,328,567	13,097,432	*,6
Berkshire Fund IX Coinvestment Fund, L.P.	Private Equity	06/28/2024	14,040,275	18,623,565	*,6,13
Berkshire Fund IX, L.P.	Private Equity	09/04/2021	2,940,857	3,389,080	6,10

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Schedule of Investments (continued)

March 31, 2025

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Secondary Investment Funds - Non-Controlled/Non-Affiliated (continued)
North America (continued)
Berkshire Fund Vlll, L.P.	Private Equity	09/04/2021	$2,257,400	$852,439	6,10
Berkshire Fund X, L.P.	Private Equity	09/04/2021	9,319,608	10,312,010	6,10,10
Blackstone Capital Partners VI L.P.	Private Equity	01/01/2021	534,115	509,362	6,12
Blue Point Capital Partners III, L.P.	Private Equity	06/30/2022	1,875,012	1,144,290	*,6,13
Blue Point Capital Partners IV, L.P.	Private Equity	06/30/2022	9,816,512	11,183,093	6,13
Blue Point Capital Partners V (A), L.P.	Private Equity	06/30/2022	3,078,950	3,104,594	*,6
Brookfield Capital Partners IV (ER) L.P.	Private Equity	09/30/2024	696,727	917,649	6
Brookfield Infrastructure Fund IV (ER) SCSp	Real Assets	01/30/2024	3,500,354	3,880,983	6,12
BV RN Continuation Fund, L.P.	Private Equity	10/10/2023	3,636,559	7,273,118	*,6
Catterton Partners Vll, L.P.	Private Equity	12/31/2021	5,108,077	2,276,478	*,6
CD&R Value Building Partners I, L.P.	Private Equity	12/17/2021	8,174,196	10,358,013
Charlesbank Equity Fund IX, Limited Partnership	Private Equity	06/28/2024	32,987,775	33,003,955	6,13
Charlesbank Equity Fund X, Limited Partnership	Private Equity	06/28/2024	22,210,995	24,228,612	6,13
Charlesbank Equity Overage Fund X, Limited Partnership	Private Equity	06/28/2024	3,278,924	2,597,650	6,13
Chicago Pacific Founders Fund II-A, L.P.	Private Equity	06/28/2024	3,065,116	4,028,531	*,6
Chicago Pacific Founders Fund, L.P.	Private Equity	06/28/2024	3,489,727	3,567,729	*,6,13
Clayton, Dubilier & Rice Fund X, L.P.	Private Equity	12/31/2021	4,393,686	3,904,326	6,12
Clearlake Capital Partners VI (Offshore), L.P.	Private Equity	09/29/2022	14,557,501	15,599,149	*,6
Clearlake Capital Partners VI, L.P.	Private Equity	12/30/2022	7,600,446	8,467,834	*,6
Clearview Capital Fund II, L.P.	Private Equity	03/31/2021	778,253	—	*,6,13
Cortec Group Fund VII, L.P.	Private Equity	12/31/2024	2,475,021	2,819,179	*,6,13
Cortland Growth and Income, L.P. (17,034 common shares)	Real Assets	04/01/2022	30,189,849	19,719,085	15
Court Square Capital Partners (Offshore) III, L.P.	Private Equity	03/07/2024	11,876,945	12,470,356	6
Court Square Capital Partners III, L.P.	Private Equity	03/07/2024	14,002,920	14,714,573	6,12
Court Square Capital Partners V, L.P.	Private Equity	03/07/2024	—	—	*,6
Encore Consumer Capital Fund (PV) IV, LP	Private Equity	06/30/2022	1,974,695	2,076,429	6
Encore Consumer Capital Fund III, LP	Private Equity	06/30/2022	17,172,057	24,074,198	*,6,12
Excellere Capital Fund II, L.P.	Private Equity	04/01/2021	3,855,364	1,683,343	6
FFL Parallel Fund IV, L.P.	Private Equity	01/01/2021	548,430	569,460	*,6,12
FineLine CV LP	Private Equity	11/18/2024	13,032,034	15,475,445	*,6
First-Party Time VI LLC	Private Equity	07/02/2024	3,526,348	4,765,373	*
Francisco Partners V, L.P.	Private Equity	10/01/2024	10,414,417	12,026,622	*,6,12
Francisco Partners VI, L.P.	Private Equity	10/01/2024	4,020,957	4,497,626	6,12
Franklin BSP Capital Corporation (2,276,656 common shares)	Private Debt	03/31/2022	31,000,000	32,100,851
Fulcrum Capital Partners V, LP	Private Equity	12/31/2021	1,663,915	1,419,654	6
GA Continuity Fund II, L.P.	Private Equity	03/14/2025	7,214,564	10,062,151	*,6
Genstar Capital Partners IX, L.P.	Private Equity	09/30/2024	6,011,650	7,429,905	6,12,13
Genstar Capital Partners X, L.P.	Private Equity	09/30/2024	2,979,216	3,319,905	6,12

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Schedule of Investments (continued)

March 31, 2025

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Secondary Investment Funds - Non-Controlled/Non-Affiliated (continued)
North America (continued)
Genstar IX Opportunities Fund I, L.P.	Private Equity	09/30/2024	$1,152,779	$1,294,045	*,6,12
Genstar X Opportunities Fund I, L.P.	Private Equity	09/30/2024	795,716	936,624	6,12
Global Infrastructure Partners II-C, L.P.	Real Assets	06/30/2021	8,405,727	2,432,293	6
Gores Capital Partners III, L.P.	Private Equity	01/01/2021	2,701	73,178	6,12
Green Equity Investors CF III-B, L.P.	Private Equity	12/21/2023	862,065	600,390	*,6,12
Green Equity Investors IX, L.P.	Private Equity	06/30/2022	3,713,301	4,164,064	*,6
Green Equity Investors Offshore Fund VII, L.P.	Private Equity	09/30/2022	4,681,070	2,801,235	*,6
Green Equity Investors Offshore Fund VIII, L.P.	Private Equity	09/30/2022	3,063,394	4,350,546	*,6
Green Equity Investors Side CF III-B, L.P.	Private Equity	12/21/2023	4,598,073	3,222,019	*,6
Green Equity Investors Side VII, L.P.	Private Equity	06/30/2023	33,439,124	25,010,466	*,6
Green Equity Investors VII, L.P.	Private Equity	06/30/2022	9,069,824	5,219,275	*,6,12
Green Equity Investors VIII, L.P.	Private Equity	06/30/2022	3,497,604	5,056,012	*,6,12
Gridiron Capital Fund II, L.P.	Private Equity	04/01/2021	538,422	465,136	*,6,13
Gryphon Partners IV, L.P.	Private Equity	12/31/2021	1,292,533	1,183,925	6
GTCR Fund XII LP	Private Equity	12/31/2024	5,275,247	6,276,565	*,6,13
H.I.G. Realty Credit SRE Non-REIT Feeder Fund, L.P.	Real Assets	10/01/2021	7,373,960	5,806,922	6
Halifax Capital Partners IV, L.P.	Private Equity	06/30/2023	13,654,752	17,229,413	*,6,12
Halifax Capital Partners V, L.P.	Private Equity	06/30/2023	330,065	493,877	6
Harvest Partners IX (Parallel), L.P.	Private Equity	11/01/2022	5,928,920	5,901,735	6
Harvest Partners VI, L.P.	Private Equity	03/31/2021	1,667,265	768,740	6,11
Harvest Partners VII (Parallel), L.P.	Private Equity	11/01/2022	9,112,848	9,226,065	*,6
Harvest Partners VII, L.P.	Private Equity	11/01/2022	17,381,383	17,262,734	*,6
Hellman & Friedman Capital Partners IX, L.P.	Private Equity	06/30/2022	19,602,448	24,419,436	6,12,13
Hellman & Friedman Capital Partners VIII, L.P.	Private Equity	09/30/2024	4,385,479	4,449,454	6,12
Hellman & Friedman Capital Partners X, L.P.	Private Equity	09/30/2024	4,829,115	5,060,232	6,12
Heritage Healthcare Innovation Fund II, L.P.	Private Equity	10/17/2024	12,719,233	14,832,995	6
Heritage Healthcare Innovation Fund IV, LP	Private Equity	10/17/2024	893,577	817,333	*,6
HPH II International FF, LP	Private Equity	07/12/2021	4,575,717	6,181,588	*,6
HS Mohawk Fund, I LP	Private Equity	03/28/2024	13,257,112	19,575,330	6
Insight Partners Continuation Fund II, L.P.	Private Equity	03/31/2023	38,644,042	53,208,819	6
Insight Partners Continuation Fund III, L.P.	Private Equity	10/08/2024	18,617,103	22,839,105	*,6
Integrity Growth Partners Fund II, L.P.	Private Equity	07/31/2024	1,024,909	1,488,970	*,6
Jade Equity Investors Offshore Fund, L.P.	Private Equity	09/30/2022	1,620,071	1,635,833	6
JFL-NG Continuation Fund, L.P.	Private Equity	10/27/2021	2,398,835	4,408,676	*,6
Kelso Breathe Investor (DE), L.P.	Private Equity	02/11/2021	3,434,989	7,658,743	*,6
KKR Global Infrastructure Investors III EEA (EUR) SCSp	Real Assets	04/01/2024	16,078,790	17,614,386	6,12
KKR Global Infrastructure Investors IV (EUR) SCSp	Real Assets	10/01/2024	21,293,567	23,573,547	6
KKR Global Infrastructure Investors IV (USD) SCSp	Real Assets	07/01/2024	41,832,612	48,525,074	6
L Catterton Vlll Offshore, L.P.	Private Equity	12/31/2021	1,119,547	960,035	*,6

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Schedule of Investments (continued)

March 31, 2025

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Secondary Investment Funds - Non-Controlled/Non-Affiliated (continued)
North America (continued)
Littlejohn Fund IV-A, L.P.	Private Equity	12/31/2020	$4,534	$5,621	6,12
LLR Equity Partners III, L.P.	Private Equity	04/02/2021	301,587	5,318	*,6,13
Madison Dearborn Capital Partners VIII-C, L.P.	Private Equity	03/12/2021	732,692	794,650	6
MAF Investments IV LLC	Private Debt	08/01/2024	12,205,141	12,701,282
Marlin Equity Partners IV, L.P.	Private Equity	12/29/2023	2,935,674	1,898,769	*
Maroon Investors, LP	Private Equity	07/13/2023	4,066,582	5,286,737	*,6
MetLife Investment Private Equity Partners II (Feeder), LP	Private Equity	06/28/2024	66,013,775	75,961,420	*,6
MLC Private Equity Partners Feeder, L.P.	Private Equity	03/25/2024	204,505,705	256,866,828	6
Novacap Financial Services I, L.P.	Private Equity	09/30/2024	226,902	254,633	*,6,14
Novacap II, Limited Partnership	Private Equity	09/30/2024	75,537	76,094	*,6,14
Novacap Industries III, L.P.	Private Equity	09/30/2024	70,953	117,600	6,14
Novacap Industries IV, L.P.	Private Equity	09/30/2024	42,544	13,219	6,14
Novacap Industries V, L.P.	Private Equity	09/30/2024	292,000	354,345	6,14
Novacap Technologies III, L.P.	Private Equity	09/30/2024	—	103	6,14
Oak Hill Capital Partners V (Offshore 892), L.P.	Private Equity	01/29/2021	2,242,545	3,057,235	6
Oak Hill Capital Partners V (Offshore), L.P.	Private Equity	07/06/2023	27,074,203	34,294,470	6
Oak Hill Capital Partners VI (TE 892), L.P.	Private Equity	07/06/2023	6,487,384	7,051,735	6
Oak Hill Digital Opportunities Partners (TE 892), L.P.	Real Assets	07/19/2024	18,144,479	20,976,955	6
Odyssey Investment Partners Fund IV, LP	Private Equity	04/01/2021	1	230,553	*,6
OHCP V GA COI, L.P.	Private Equity	12/16/2020	2,468,970	4,406,048	*
Olympus Growth Fund VII, L.P.	Private Equity	07/31/2024	33,320,048	36,191,456	*,6,12
Paddington Partners, L.P.	Private Equity	01/10/2024	98,828,911	122,505,267	*,6
Pamlico Capital IV, L.P.	Private Equity	12/31/2024	4,274,311	5,132,786	*,6,13
Parallaxes Capital Opportunity Feeder Fund VI, L.P.	Private Equity	03/27/2024	3,594,701	3,700,100	6
Pegasus WSJLL Fund, L.P.	Private Equity	12/14/2021	13,175,779	15,275,451	*,6
Pine Brook Capital Partners II, L.P.	Private Equity	12/31/2020	1,111,546	1,520,690	6,12
Platinum Equity Capital Partners IV, L.P.	Private Equity	09/30/2024	14,273,973	13,450,865	6,12
Platinum Equity Capital Partners V, L.P.	Private Equity	09/30/2024	23,956,491	22,278,386	*,6,12
PlayCore CV, L.P.	Private Equity	11/21/2024	7,093,411	9,139,772	*,6
Poplar DC Holdings, LP	Private Equity	07/01/2024	23,444,551	20,829,709	*
Providence Cameron (ATG) Co-Investment L.P.	Private Equity	09/11/2024	21,495,605	31,575,694	*,6
Providence Cameron (MO) Co-Investment L.P.	Private Equity	09/11/2024	18,987,423	25,108,346	*,6
Providence Cameron (W) Co-investment L.P.	Private Equity	09/11/2024	42,910,417	50,054,903	*
Providence Equity Partners IX-A S.C.Sp.	Private Equity	09/11/2024	18,772,907	20,354,306	6
PSG Sequel-A L.P.	Private Equity	01/31/2025	49,535,463	55,210,497	*,6
PTEV, L.P.	Private Equity	12/30/2021	1,559,649	1,716,602	6,10
Redpoint Omega III, L.P.	Private Equity	12/31/2024	2,797,771	3,040,670	*
Riverside Capital Appreciation Fund VI, L.P.	Private Equity	12/31/2021	1,913,043	1,817,153	*,6
Riverside Micro-Cap Fund IV B A, L.P.	Private Equity	12/31/2021	1,347,412	811,179	*,6

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Schedule of Investments (continued)

March 31, 2025

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Secondary Investment Funds - Non-Controlled/Non-Affiliated (continued)
North America (continued)
Riverside Micro-Cap Fund IV-A, L.P.	Private Equity	12/31/2021	$10,655,189	$9,087,897	*,6
Roark Capital Partners CF LP	Private Equity	08/26/2022	16,900,277	26,496,866	6
Rocket Fuel III LLC	Private Equity	07/02/2024	3,512,308	4,220,958	*
Saw Mill Capital Investors, L.P.	Private Equity	04/09/2021	—	14,278	*,6,11
SBJ Fund, LP	Private Equity	07/31/2023	1,328,784	1,071,109	*,6,13
Sea Change IV LLC	Private Equity	07/02/2024	476,794	625,875	*
Sentinel Capital Partners VI, L.P.	Private Equity	01/07/2025	2,505,598	2,745,079	*,6,13
Sentinel MCA AV, L.P.	Private Equity	10/13/2023	7,627,875	8,676,674	*,6
SK Capital Partners V-A, L.P.	Private Equity	01/01/2025	2,211,418	2,119,546	*,6
SL SPV-4 - A, L.P.	Private Equity	03/19/2025	4,500,000	4,492,801	*,6
SPC Partners IV, L.P.	Private Equity	03/31/2021	1,227,436	615,420	*,6,13
SPC Partners V, L.P.	Private Equity	12/31/2020	166,961	147,392	6,12
Sterling Investment Partners III, L.P.	Private Equity	01/01/2021	663,533	574,006	6,12
Stonepeak Infrastructure Fund III LP	Real Assets	09/29/2023	6,213,757	6,381,004	6,13
Strategic Value Spurs A, L.P.	Real Assets	12/13/2024	28,375,577	30,833,998	*,6
Stripes Continuation Feeder Fund, LP	Private Equity	10/29/2021	2,916,464	1,400,424	*,6
Summit Partners Growth Equity Fund IX-B, L.P.	Private Equity	09/30/2024	2,108,908	2,312,883	*,6
Summit Partners Growth Equity Fund X-B, L.P.	Private Equity	09/30/2024	2,060,226	2,475,330	*,6
Summit Partners Growth Equity Fund XI-B, L.P.	Private Equity	09/30/2024	866,790	933,862	*,6
TA Atlantic and Pacific VII-B L.P.	Private Equity	12/31/2020	271,047	1,444,377	6,12
Tailwind Capital Partners II (Cayman) L.P.	Private Equity	12/31/2020	745,128	329,744	*,6
The Resolute III Continuation Fund, L.P.	Private Equity	09/27/2024	103,639,308	112,124,730	*,6
THL HT Parallel SPV, L.P.	Private Equity	11/30/2020	2,368,673	4,726,470	6
Thoma Bravo Discover Partners III, L.P.	Private Equity	01/01/2025	3,189,443	4,127,528	*,6,13
Thoma Bravo Fund XI-A, L.P.	Private Equity	01/01/2022	4,170,189	2,390,371	6
Thoma Bravo Fund XIII, L.P.	Private Equity	09/30/2024	5,644,097	5,801,852	6,12
Thoma Bravo Fund XIV, L.P.	Private Equity	09/30/2024	15,140,250	17,056,317	6,12
Thoma Bravo Fund XV, L.P.	Private Equity	09/30/2024	4,047,276	5,003,368	*,6,12
Thoma Bravo Special Opportunities Fund II-A, L.P.	Private Equity	01/01/2022	1,848,759	2,145,430	*,6
TowerBrook Investors III Trust	Private Equity	12/31/2020	107,310	11,251	*
TPG Growth II, L.P.	Private Equity	04/09/2021	154,383	112,147	*,6,13
TPG Partners VII, L.P.	Private Equity	01/05/2023	14,437,711	15,624,693	6
TPG Partners VIII, L.P.	Private Equity	06/30/2022	58,378,443	73,546,907	6,11,12,13
Trident VIII, L.P.	Private Equity	12/30/2022	5,761,465	7,958,416	6
Trinitas Capital Management, LLC	Private Debt	03/15/2024	33,800,000	32,115,972	12
Trinity Hunt Partners CF, L.P.	Private Equity	10/14/2022	22,578,561	25,252,679	*,6
Trinity Hunt Partners V, L.P.	Private Equity	09/30/2024	646,353	433,978	*,6
Trive Capital Fund I (Offshore) LP	Private Equity	12/31/2021	139,258	182,922	*,6
Trive Capital Fund II (Offshore) LP	Private Equity	12/31/2021	658,404	1,453,310	*,6
Trive Capital Fund III LP	Private Equity	12/31/2021	6,744,074	15,630,928	6,11

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Schedule of Investments (continued)

March 31, 2025

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Secondary Investment Funds - Non-Controlled/Non-Affiliated (continued)
North America (continued)
Trive Capital Fund III-A LP	Private Equity	12/31/2021	$2,004,377	$4,650,484	6
Trive Capital Fund IV-A LP	Private Equity	12/31/2021	667,478	941,935	6
Trive Structured Capital Fund I-A LP	Private Equity	12/31/2021	4,130,912	4,988,243	6
Trivest Discovery Fund II-A, L.P.	Private Equity	10/01/2024	554,885	480,572	*,6
Trivest Discovery Fund, L.P.	Private Equity	10/01/2024	381,907	448,526	6
Trivest Fund V, L.P.	Private Equity	10/01/2024	183,163	185,475	*,6
Trivest Fund VI, L.P.	Private Equity	10/01/2024	496,891	610,873	*,6
Trivest Fund VII-A, L.P.	Private Equity	10/01/2024	652,814	601,698	*,6
Trivest Growth Investment Fund II, L.P.	Private Equity	10/01/2024	725,075	869,638	6
Trivest Growth Investment Fund, L.P.	Private Equity	10/01/2024	434,865	794,820	*,6
Trivest Recognition Fund-A, L.P.	Private Equity	10/01/2024	396,705	418,039	*,6
TriWest Capital Partners III, L.P.	Private Equity	09/30/2024	90,043	198,842	*,6,14
TriWest Capital Partners IV, L.P.	Private Equity	09/30/2024	105,721	85,111	6,14
TriWest Capital Partners V, L.P.	Private Equity	09/30/2024	574,947	613,456	*,6,14
TSCP CV II, L.P.	Private Equity	09/08/2024	32,958,833	37,314,072	*,6
Vector Capital V, L.P.	Private Equity	12/31/2021	4,794,923	6,202,692	*,6
Vestar Capital Partners Rainforest, L.P.	Private Equity	04/09/2024	14,239,935	18,896,912	*,6
Vista Equity Endeavor Fund I-A, L.P.	Private Equity	01/01/2022	742,565	1,268,414	6
Warburg Pincus Global Growth-E, L.P.	Private Equity	09/30/2024	1,854,247	2,630,247	*,6
Warburg Pincus Jovian GG, L.P.	Private Equity	12/17/2024	156,263	210,578	*,6
Warburg Pincus Private Equity XII-D, L.P.	Private Equity	09/30/2024	1,274,546	1,538,108	12
Water Street Healthcare Partners II, L.P.	Private Equity	04/01/2021	553,537	20,143	*,6
Webster Equity Partners III-A, L.P.	Private Equity	04/29/2021	3,904,419	5,087,827	*,6
Webster Equity Partners III-B, L.P.	Private Equity	01/17/2024	572,680	1,142,039	*
WEP Terra Fund, L.P.	Private Equity	10/23/2024	5,944,316	8,052,007	*,6
West Street Real Estate Secondary Partners B, L.P.	Real Assets	12/10/2021	4,808,755	4,264,414	*,6,10
WestCap Strategic Operator Offshore Feeder, L.P.	Private Equity	04/13/2022	7,117,427	5,539,014
WestCap Strategic Operator US Feeder Fund, L.P.	Private Equity	04/13/2022	16,200,836	13,466,940	13
Westview Capital Partners III, L.P.	Private Equity	12/31/2021	2,303,977	1,881,960	*,6,12
XPV Water Extended Value Fund LP	Private Equity	10/03/2022	9,491,726	11,423,528	*,6
Total North America			$2,104,349,243	$2,386,409,313

Rest of World - 0.3% of NAV
Bain Capital Asia Fund IV, L.P.	Private Equity	12/31/2024	$721,839	$896,442	*,6,13
Carlyle MENA Partners, L.P. and Parallel Vehicles	Private Equity	01/01/2021	40,494	287,022	*,6,12
Carlyle South America Buyout Fund, L.P. and Parallel Vehicles	Private Equity	01/01/2021	229,532	6,030	6,12
NewQuest Asia Fund IV HH, L.P.	Private Equity	04/25/2022	8,136,849	9,406,361	*,6
Pacific Equity Partners Fund VI, L.P.	Private Equity	12/31/2024	1,528,275	1,768,688	*,6

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Schedule of Investments (continued)

March 31, 2025

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Secondary Investment Funds - Non-Controlled/Non-Affiliated (continued)
Rest of World (continued)
Vertex IV CF L.P.	Private Equity	01/04/2022	$2,254,860	$2,041,923	*,6
Total Rest of World			$12,911,849	$14,406,466
Total Non-Controlled/Non-Affiliated Secondary Investment Funds			$2,613,323,516	$2,971,540,226

Short-Term Investments - Non-Controlled/Non-Affiliated - 3.2% of NAV
Fidelity Investments Money Market Government Portfolio — Class I, 4.18% (138,466,707 shares)	Money Market	N/A	$138,466,707	$138,466,707	16,17
Total Non-Controlled/Non-Affiliated Short-Term Investments			$138,466,707	$138,466,707
Total Non-Controlled/Non-Affiliated investments - 89.9% of NAV			$3,453,114,770	$3,912,083,510
Secondary Investment Funds - Controlled/Affiliated - 4.4% of NAV					1,2,3,4,5
North America - 4.4% of NAV
Gemspring Capital Goliath Fund, LP	Private Equity	10/30/2024	$37,726,285	$37,678,661	*,6
Octagon StepStone CLO Fund, LTD. (50,000 common shares)	Private Debt	02/07/2023	50,000,000	64,870,877	*
SkyKnight Capital II CV B, L.P.	Private Equity	10/29/2024	76,803,742	89,818,760	*,6
Total North America			$164,530,027	$192,368,298

Total Controlled/Affiliated Secondary Investment Funds			$164,530,027	$192,368,298
Total Controlled/Affiliated Investments - 4.4% of NAV			$164,530,027	$192,368,298
Total Investments - 94.3% of NAV			$3,617,644,797	$4,104,451,808
Cash Equivalents - 4.8% of NAV
UMB Bank Money Market Special II — 4.19% ($208,393,209 principal)	Money Market	N/A	$208,393,209	$208,393,209	17
Total Cash Equivalents			$208,393,209	$208,393,209
Other assets in excess of liabilities - 0.9% of NAV				$41,341,000
Net Assets - 100.0% of NAV				$4,354,186,017

*	Investment is non-income producing.
1	Geographic region generally reflects the location of the investment manager or company.
2	Investments do not issue shares or hold outstanding principal, except where noted. The terms "shares" and "units" are used interchangeably.
3	Investments do not allow redemptions or withdrawals except at discretion of their general partner, manager or advisor and the final distribution date is not known, except where noted.
4	Private investments are generally issued in private placement transactions and as such are generally restricted as to resale. There are no circumstances that could cause a lapse in the restriction to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under acquisition date as shown in the Consolidated Schedule of Investments.
5	The fair value of any Secondary Investment Fund, Primary Investment Fund, or Co-Investment (together “Private Market Assets”) has not been calculated, reviewed, verified or in any way approved by any general partner, manager or advisor of such Private Market Assets (including any of its affiliates). Please see the notes to the consolidated financial statements for further details regarding the valuation policy of the Fund.
6	Investment has been committed to but has not been fully funded. See Note 3.
7	The fair value of the investment was determined using significant unobservable inputs.
8	A Collateralized Loan Obligation ("CLO") is structured by pooling certain private loans, other lender assets, and their associated collateral. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities; interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by credit enhancements, such as a letter of credit, surety bond, limited guaranty or senior/subordination structures. These payments are divided into multiple tranches of debt securities, offering distinct maturity and credit risk profiles. Some tranches receive regular principal and interest installments, while others receive only interest, with principal due at maturity or upon specified call dates. Certain tranches are entitled to principal and accrued interest only at maturity or upon specified call dates. Each tranche carries a different interest rate, which may be fixed or floating.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Schedule of Investments (continued)

March 31, 2025

9	A Collateralized Loan Obligation Warehouse ("CLO Warehouse") is an entity organized for the purpose of holding syndicated bank loans, also known as leveraged loans, prior to the issuance of securities from that same vehicle. During the warehouse period, a CLO Warehouse will secure investments and build a portfolio of primarily leveraged loans and other debt obligations. The warehouse period terminates when the collateralized loan obligation vehicle issues various tranches of securities to the market. At this time, financing through the issuance of debt and equity securities is used to repay bank financing.
10	All or a portion of this security is held by SPRIM LLC - Series A.
11	All or a portion of this security is held by SPRIM LLC - Series B.
12	All or a portion of this security is held by SPRIM Cayman II LLC.
13	All or a portion of this security is held by SPRIM Cayman LLC.
14	All or a portion of this security is held by SPRIM Blue Jay Investco ULC.
15	Investment offers quarterly redemptions with a one quarter notice period.
16	The audited financial statements of the investment can be found at sec.gov.
17	The rate reported is the 7-day effective yield at the period end.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Schedule of Investments (continued)

March 31, 2025

Summary of Investments by Strategy (as a percentage of total investments)
Co-Investments	14.4%
Primary Investment Funds	5.2%
Secondary Investment Funds	77.1%
Short-Term Investments	3.3%
Total Investments	100.0%

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Statement of Assets and Liabilities

March 31, 2025

Assets
Non-controlled/non-affiliated investments, at fair value (cost $3,453,114,770)	$3,912,083,510
Controlled/affiliated investments, at fair value (cost $164,530,027)	192,368,298
Total investments, at fair value (cost $3,617,644,797)	4,104,451,808
Cash and cash equivalents	210,932,195
Cash denominated in foreign currency (cost $1,775,304)	1,816,861
Receivable for Fund shares sold	83,933,222
Distributions receivable from investments	2,029,329
Dividend and interest receivable	1,908,150
Prepaid expenses	399,905
Total Assets	4,405,471,470

Liabilities
Revolving credit facility	—
Less deferred debt issuance costs	(25,000)
Revolving credit facility less deferred debt issuance costs	(25,000)
Payable for investments purchased	31,523,603
Deferred tax liability	11,818,785
Management fees payable	4,978,127
Professional fees payable	1,050,266
Revolving credit facility interest and fees payable	454,780
Transfer agent fees payable	291,969
Administration fees payable	247,689
Trustees' fees payable	53,394
Due to Adviser	38,478
Other accrued expenses	853,362
Total Liabilities	51,285,453
Commitments and Contingencies (see Note 9)
Net Assets	$4,354,186,017

Composition of Net Assets:
Paid-in capital	$3,737,250,824
Total distributable earnings (accumulated loss)	616,935,193
Net Assets	$4,354,186,017

Class I
Net Assets	$3,378,914,092
Outstanding shares (unlimited number of shares authorized)	59,765,181
Net Asset Value Per Share	$56.54
Class D
Net Assets	$67,717,432
Outstanding shares (unlimited number of shares authorized)	1,204,642
Net Asset Value Per Share	$56.21
Class S
Net Assets	$907,554,493
Outstanding shares (unlimited number of shares authorized)	16,395,863
Net Asset Value Per Share	$55.35

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Statement of Operations

For the Year Ended March 31, 2025

Investment Income
Non-controlled/non-affiliated dividend income (net of taxes withheld of $2,299,508)	$74,099,831
Non-controlled/non-affiliated investments interest income	2,280,236
Total Investment Income	76,380,067

Expenses
Management fees	46,000,754
Revolving credit facility interest and fees	3,802,488
Amortization of deferred investment costs	3,372,420
Professional fees	2,616,738
Administration fees	2,338,826
Transfer agent fees	1,702,099
Income tax expense	349,009
Trustees' fees	205,001
Chief compliance officer fees	49,972
Shareholder servicing fees (Class D)	143,258
Distribution and shareholder servicing fees (Class S)	5,265,860
Distribution and shareholder servicing fees (Class T)	132,657
Other expenses	1,480,330
Total Expenses	67,459,412
Net Investment Income (Loss)	8,920,655

Net Realized Gain (Loss)
Distributions from non-controlled/non-affiliated investments	104,602,274
Foreign currency transactions	7,760,400
Deferred tax	(2,558,116)
Total Net Realized Gain (Loss)	109,804,558
Net Change in Unrealized Appreciation (Depreciation)
Non-controlled/non-affiliated investments	195,434,713
Controlled/affiliated investments	18,189,965
Foreign currency translations	66,171
Deferred tax	(2,754,830)
Total Net Change in Unrealized Appreciation (Depreciation)	210,936,019

Net Increase (Decrease) in Net Assets from Operations	$329,661,232

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	March 31, 2025	March 31, 2024
Change in Net Assets Resulting from Operations:
Net investment income (loss)	$8,920,655	$8,958,138
Net realized gain (loss)	109,804,558	41,546,957
Net change in unrealized appreciation (depreciation)	210,936,019	161,874,931
Net Increase (Decrease) in Net Assets Resulting from Operations	329,661,232	212,380,026

Distributions from Distributable Earnings:
Class I	(34,519,535)	(4,898,951)
Class D	(718,718)	(124,296)
Class S	(7,053,405)	(523,569)
Class T	(226,929)	(45,106)
Total Distributions from Distributable Earnings	(42,518,587)	(5,591,922)

Change in Net Assets Resulting from Capital Share Transactions:
Class I
Proceeds from shares issued	1,322,288,380	844,571,284
Reinvestment of distributions	20,393,881	2,857,348
Repurchase of shares	(162,697,044)	(59,396,777)
Exchange of shares	21,661,710	14,482,959
Total Class I Transactions	1,201,646,927	802,514,814
Class D
Proceeds from shares issued	28,814,009	23,089,085
Reinvestment of distributions	578,505	93,212
Repurchase of shares	(1,798,826)	(1,625,016)
Exchange of shares	(9,327,478)	(13,360,858)
Total Class D Transactions	18,266,210	8,196,423
Class S
Proceeds from shares issued	531,817,713	248,245,887
Reinvestment of distributions	6,220,270	522,728
Repurchase of shares	(11,454,322)	(1,438,055)
Exchange of shares	13,445,867	(1,122,101)
Total Class S Transactions	540,029,528	246,208,459
Class T¹
Proceeds from shares issued	9,003,754	8,693,882
Reinvestment of distributions	159,080	29,077
Repurchase of shares	(768,519)	(329,635)
Exchange of shares	(25,780,099)	—
Total Class T Transactions	(17,385,784)	8,393,324
Change in Net Assets Resulting from Capital Share Transactions	1,742,556,881	1,065,313,020

Total Increase (Decrease) in Net Assets	2,029,699,526	1,272,101,124

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Statements of Changes in Net Assets (continued)

	For the Year Ended	For the Year Ended
	March 31, 2025	March 31, 2024
Net Assets
Beginning of period	2,324,486,491	1,052,385,367
End of period	$4,354,186,017	$2,324,486,491

¹ On January 17, 2025, the Fund converted Class T shares into Class S shares and ceased offering Class T Shares.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Statement of Cash Flows

For the Year Ended March 31, 2025

Cash Flows From Operating Activities
Net increase (decrease) in net assets from operations	$329,661,232
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments, net of payable for investments purchased	(1,945,343,997)
Purchases of short-term investments, net	(14,517,487)
Proceeds from sales of in-kind stock distributions	8,147,065
Distributions received from investments, net of distributions receivable from investments	226,547,605
Net realized gain distributions from investments	(104,602,274)
Net realized loss on deferred tax liability	2,558,116
Net change in unrealized appreciation (depreciation) on investments	(213,624,678)
Net change in unrealized loss on deferred tax	2,754,830
Amortization of debt issuance costs	980,863
(Increase) Decrease in Assets
Investments paid in advance	1,185,972
Dividend and interest receivable	475,884
Prepaid expenses	(236,542)
Increase (Decrease) in Liabilities
Management fees payable	2,362,645
Professional fees payable	458,240
Revolving credit facility interest and fees payable	454,780
Administration fees payable	109,740
Transfer agent fees payable	122,773
Trustees' fees payable	2,144
Due to Adviser	38,478
Other accrued expenses	516,866
Net Cash Provided by (Used in) Operating Activities	(1,701,947,745)
Cash Flows from Financing Activities
Proceeds from issuance of shares, net of receivable for fund shares sold	1,857,363,334
Repurchase of shares	(176,718,711)
Distributions paid in cash	(15,166,851)
Proceeds from revolving credit facility	110,612,660
Repayments of revolving credit facility	(110,612,660)
Debt issuance costs paid	(645,160)
Net Cash Provided by (Used in) Financing Activities	1,664,832,612

Net Increase (Decrease) in Cash and Cash Equivalents and Cash Denominated in Foreign Currency	(37,115,133)
Cash and Cash Equivalents and Cash Denominated in Foreign Currency
Beginning of period	249,864,189
End of period	$212,749,056
End of Period Balances
Cash and cash equivalents	$210,932,195
Cash denominated in foreign currency	1,816,861
End of Period Balance	$212,749,056

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Statement of Cash Flows (continued)

For the Year Ended March 31, 2025

Reconciliation to the Consolidated Statement of Assets and Liabilities
Cash	$2,538,986
Cash equivalents	208,393,209
Cash denominated in foreign currency	1,816,861
Total Cash, Cash Equivalents and Cash Denominated in Foreign Currency	$212,749,056

Supplemental Disclosure of Cash Flow Information
Reinvestment of distributions	$27,351,736
Cash paid during the year for interest expense and commitment fees	$3,347,708
Cash paid during the year for taxes	$335,184
In-kind stock distributions received from investments	$8,155,118

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Financial Highlights

Class I

Per share operating performance for a capital share outstanding throughout each period

	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Period Ended March 31, 2021*
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$51.73	$45.61	$43.07	$33.65	$25.00
Activity from investment operations:
Net investment income (loss)¹	0.24	0.30	(0.07)	(0.54)	(0.89)
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments²	5.29	5.98	3.57	10.44	9.54
Total from investment operations	5.53	6.28	3.50	9.90	8.65
Less distributions:
From net investment income	(0.18)	—	(0.40)	(0.23)	—
From net realized gains	(0.54)	(0.16)	(0.56)	(0.25)	—
Total distributions	(0.72)	(0.16)	(0.96)	(0.48)	—
Net Asset Value per share, end of period³	$56.54	$51.73	$45.61	$43.07	$33.65

Net Assets, end of period (in thousands)	$3,378,914	$1,947,596	$963,316	$445,249	$81,122

Ratios to average net assets⁴
Net investment income (loss)⁵	0.44%	0.63%	(0.16)%	(1.36)%	(5.85)%
Gross expenses⁶	1.88%	2.09%	2.32%	3.38%	11.57%
Adviser expense recoupment (reimbursement)⁶	—%	—%	0.13%	0.18%	(5.52)%
Net expenses⁶	1.88%	2.09%	2.45%	3.56%	6.05%
Total return² ⁷ ⁸	10.76%	13.79%	8.23%	29.43%	34.60%
Portfolio turnover rate⁹	0.28%	0.01%	4.35%	25.31%	5.95%

	As of	As of	As of	As of	As of
	March 31, 2025	March 31, 2024	March 31, 2023	March 31, 2022	March 31, 2021
Senior Securities:
Total borrowings (in thousands)	$—	$—	$—	$—	$20,000
Asset coverage per $1,000 unit of senior indebtedness¹⁰	N/A	N/A	N/A	N/A	4.29

*	The Class commenced operations on October 1, 2020.
1	Per share data calculated using average shares method.
2	Includes balancing amounts necessary to reconcile the change in NAV per share for the period.
3	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
4	Ratios do not reflect the proportionate share of income and expenses originating from the Fund's underlying Investments.
5	Net investment income (loss) ratios have been annualized for periods of less than twelve months.
6	Expense ratios have been annualized for periods of less than twelve months.
7	Total return based on net asset value per share reflects the change in the net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested in accordance with the Fund's Dividend Reinvestment Plan ("DRIP") (See Note 11). The total return for periods less than 1 year have not been annualized.
8	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during periods of reimbursement.
9	Excluding short-term investments, the portfolio turnover rate represents the lesser of the Fund's purchases or sales of investments for the period divided by the average monthly fair value of the Fund's investments during the period. Results for periods of less than 1 year are not annualized.
10	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Financial Highlights (continued)

Class D

Per share operating performance for a capital share outstanding throughout each period

	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021*
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$51.51	$45.53	$43.03	$33.62	$25.00
Activity from investment operations:
Net investment income (loss)¹	0.10	0.14	(0.15)	(0.46)	(1.17)
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments²	5.29	6.00	3.57	10.31	9.79
Total from investment operations	5.39	6.14	3.42	9.85	8.62
Less distributions:
From net investment income	(0.15)	—	(0.36)	(0.19)	—
From net realized gains	(0.54)	(0.16)	(0.56)	(0.25)	—
Total distributions	(0.69)	(0.16)	(0.92)	(0.44)	—
Net Asset Value per share, end of period³	$56.21	$51.51	$45.53	$43.03	$33.62

Net Assets, end of period (in thousands)	$67,717	$44,397	$31,668	$14,908	$4,623

Ratios to average net assets⁴
Net investment income (loss)⁵	0.19%	0.29%	(0.34)%	(1.17)%	(7.47)%
Gross expenses⁶	2.13%	2.37%	2.49%	3.44%	11.54%
Adviser expense recoupment (reimbursement)⁶	—%	—%	0.13%	0.08%	(3.82)%
Net expenses⁶	2.13%	2.37%	2.62%	3.52%	7.72%
Total return² ⁷ ⁸	10.52%	13.51%	8.04%	29.32%	34.48%
Portfolio turnover rate⁹	0.28%	0.01%	4.35%	25.31%	5.59%

	As of	As of	As of	As of	As of
	March 31, 2025	March 31, 2024	March 31, 2023	March 31, 2022	March 31, 2021
Senior Securities:
Total borrowings (in thousands)	$—	$—	$—	$—	$20,000
Asset coverage per $1,000 unit of senior indebtedness¹⁰	N/A	N/A	N/A	N/A	4.29

*	The Class commenced operations on October 1, 2020.
1	Per share data calculated using average shares method.
2	Includes balancing amounts necessary to reconcile the change in NAV per share for the period.
3	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
4	Ratios do not reflect the proportionate share of income and expenses originating from the Fund's underlying Investments.
5	Net investment income (loss) ratios have been annualized for periods of less than twelve months.
6	Expense ratios have been annualized for periods of less than twelve months.
7	Total return based on net asset value per share reflects the change in the net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested in accordance with the Fund's DRIP (See Note 11). The total return for periods less than 1 year have not been annualized.
8	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during periods of reimbursement.
9	Excluding short-term investments, the portfolio turnover rate represents the lesser of the Fund's purchases or sales of investments for the period divided by the average monthly fair value of the Fund's investments during the period. Results for periods of less than 1 year are not annualized.
10	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Financial Highlights (continued)

Class S

Per share operating performance for a capital share outstanding throughout each period

	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021*
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$50.97	$45.38	$43.07	$33.65	$25.00
Activity from investment operations:
Net investment income (loss)¹	(0.22)	0.07	(0.30)	(0.31)	(0.79)
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments²	5.19	5.68	3.48	10.21	9.44
Total from investment operations	4.97	5.75	3.18	9.90	8.65
Less distributions:
From net investment income	(0.05)	—	(0.31)	(0.23)	—
From net realized gains	(0.54)	(0.16)	(0.56)	(0.25)	—
Total distributions	(0.59)	(0.16)	(0.87)	(0.48)	—
Net Asset Value per share, end of period³	$55.35	$50.97	$45.38	$43.07	$33.65

Net Assets, end of period (in thousands)	$907,554	$316,271	$51,019	$87	$67

Ratios to average net assets⁴
Net investment income (loss)⁵	(0.41)%	0.14%	(0.67)%	(0.81)%	(5.27)%
Gross expenses⁶	2.73%	2.79%	3.40%	3.45%	11.67%
Adviser expense recoupment (reimbursement)⁶	—%	—%	0.01%	(0.02)%	(6.23)%
Net expenses⁶	2.73%	2.79%	3.41%	3.43%	5.44%
Total return² ⁷ ⁸	9.79%	12.70%	7.48%	29.43%	34.60%
Portfolio turnover rate⁹	0.28%	0.01%	4.35%	25.31%	5.95%

	As of March 31, 2025	As of March 31, 2024	As of March 31, 2023	As of March 31, 2022	As of March 31, 2021
Senior Securities:
Total borrowings (in thousands)	$—	$—	$—	$—	$20,000
Asset coverage per $1,000 unit of senior indebtedness¹⁰	N/A	N/A	N/A	N/A	4.29

*	The Class commenced operations on October 1, 2020.
1	Per share data calculated using average shares method.
2	Includes balancing amounts necessary to reconcile the change in NAV per share for the period.
3	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
4	Ratios do not reflect the proportionate share of income and expenses originating from the Fund's underlying Investments.
5	Net investment income (loss) ratios have been annualized for periods of less than twelve months.
6	Expense ratios have been annualized for periods of less than twelve months.
7	Total return based on net asset value per share reflects the change in the net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested in accordance with the Fund's DRIP (See Note 11). The total return for periods less than 1 year have not been annualized. Total return shown excludes the effect of applicable sales charges.
8	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during periods of reimbursement.
9	Excluding short-term investments, the portfolio turnover rate represents the lesser of the Fund's purchases or sales of investments for the period divided by the average monthly fair value of the Fund's investments during the period. Results for periods of less than 1 year are not annualized.
10	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Notes to Consolidated Financial Statements

March 31, 2025

1. Organization

StepStone Private Markets (“Fund”) was organized as a Delaware statutory trust under the Delaware Statutory Trust Act on September 6, 2019 and is registered under the Investment Company Act of 1940, as amended, ("1940 Act") as a diversified, closed-end management investment company. The Fund is offered to investors who are accredited investors within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended. The Fund commenced operations on October 1, 2020.

The Fund offers Class I Shares, Class D Shares and Class S Shares (collectively, “Shares”) to eligible investors (“Shareholders”). On January 17, 2025, the Fund converted all outstanding Class T shares into Class S shares and ceased offering Class T shares. The Shares are offered in a continuous registered public offering with subscriptions accepted on a daily basis at the then-current-daily net asset value (“NAV”) per share, adjusted for sales load, if applicable. The Fund may, from time to time, offer to repurchase Shares pursuant to written repurchase offers. Repurchases will be made at such times, in such amounts and on such terms as determined by the Fund’s Board of Trustees (“Board”).

The Board provides broad oversight over the Fund’s investment program, management and operations and has the right to delegate management responsibilities. StepStone Group Private Wealth LLC serves as the Fund’s investment adviser (“Adviser”). The Adviser oversees the management of the Fund’s day-to-day activities including structuring, governance, distribution, reporting and oversight. StepStone Group LP (“StepStone”) serves as the Fund’s investment sub-adviser (“Sub-Adviser”) and is responsible for the day-to-day management of the Fund’s assets. StepStone Group Private Wealth LLC is a wholly owned subsidiary of StepStone.

The Fund’s investment objectives are to invest, directly and indirectly, in a broad cross section of private market assets that will enable it to, over time: achieve long-term capital appreciation; provide regular, current income through semi-annual distributions; and offer an investment alternative for investors seeking to allocate a portion of their longer-term portfolio to private markets through a single investment that provides substantial diversification and access to historically top-tier managers. The Fund will attempt to achieve its investment objectives by investing in a broad cross section of private market assets (“Private Market Assets”) and allocating its assets across private equity, private debt and real assets.

Master-Feeder Structure

The Fund and StepStone Private Markets Feeder Ltd. (“Feeder Fund”) are part of a “master-feeder” structure. The Feeder Fund invests substantially all of its assets in the Class I Shares of the Fund. As of March 31, 2025, the Feeder Fund owns 10.57% of the Fund’s net assets.

2. Summary of Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are presented in U.S. dollars which is the functional currency of the Fund. The Fund is an investment company and therefore applies the accounting and reporting guidance issued by the Financial Accounting Standards Board (“FASB”) in Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies. The following are significant accounting policies which are consistently followed in the preparation of the consolidated financial statements.

Basis of Consolidation

As provided under ASC Topic 946 and Regulation S-X, the Fund will generally not consolidate its investment in a company other than a wholly-owned or substantially wholly-owned investment company subsidiary whose design and purpose is to act as an extension of the Fund’s investment operations and facilitate the execution of the Fund’s investment strategy. Accordingly, the Fund has consolidated the results of the Fund’s direct wholly-owned subsidiaries including: SPRIM LLC (Series A and Series B), a Delaware limited liability company, as well as SPRIM Cayman LLC, SPRIM Cayman II LLC and SPRIM Cayman III LLC (together, “SPRIM Cayman”), which are limited liability companies registered in the Cayman Islands, and SPRIM Blue Jay Investco ULC, an unlimited liability corporation registered in Canada ("SPRIM Canadian"). The effects of all intercompany transactions between the Fund and its wholly-owned subsidiaries have been eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Changes in the economic environment, financial markets and any other factors or parameters used in determining these estimates could cause actual results to differ materially.

StepStone Private Markets

Notes to Consolidated Financial Statements (continued)

March 31, 2025

2. Summary of Significant Accounting Policies (continued)

Net Asset Value Determination

The NAV of the Fund is determined as of the close of business on each business day, or as may be determined from time to time in accordance with policies approved by the Board (each, a “Determination Date”). In determining NAV, the Fund’s investments are valued as of the relevant Determination Date. The NAV of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses allocated to Shares based on the relative net assets of each class to the total net assets of the Fund, each determined as of the relevant Determination Date.

Valuation of Investments

The Fund’s investments are valued as of each Determination Date at fair value consistent with the principles of ASC Topic 820, Fair Value Measurements (“ASC 820”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the valuation designee for the Fund to perform fair value determinations relating to the value of the Fund’s investments. The Board has approved the Adviser’s valuation policy (“Valuation Policy”). The Adviser utilizes the resources and personnel of the Sub-Adviser and the Fund’s sub-administrator (as defined herein) in carrying out its responsibilities. The Board has ultimate oversight responsibility for valuing all investments held by the Fund.

Purchases of investments are recorded as of the first day of legal ownership of an investment and redemptions from investments are recorded as of the last day of legal ownership. Investments held by the Fund in Private Market Assets may include secondary purchases of existing investments in private investment funds (“Secondary Investment Funds”), investments in newly established private funds (“Primary Investment Funds”) and investments in the equity and/or debt of operating companies, projects or properties (“Co-Investments”). These types of debt or equity investments normally do not have readily available market prices and therefore will be fair valued according to the Valuation Policy at each Determination Date. The Valuation Policy requires evaluation of all relevant information reasonably available to the Adviser at the time the Fund’s investments are valued. Valuations of Private Market Assets are inherently subjective and at any point in time may differ materially from the ultimate value, if any, realized on the investment.

Ordinarily, the fair value of the Fund’s investment in a Secondary Investment Fund or a Primary Investment Fund is based on the net asset value of the investment reported by its investment manager (“Investment Manager”). In determining fair value, the Fund may incorporate public benchmark returns that are relevant to the investment funds under consideration to adjust fair values as of the relevant Determination Date. The public benchmark returns are adjusted for long-term, historical correlations between public and private investment returns and other relevant factors. If the Adviser determines that the Investment Manager has not reported a net asset value to the Fund, the Adviser will establish a fair value in accordance with the Fund’s Valuation Policy. In doing so, the Adviser will evaluate whether it is appropriate, considering all relevant circumstances, to use the last reported net asset value from the Investment Manager with adjustment made in accordance with the Fund’s Valuation Policy. The net asset values or adjusted net asset values are net of management fees and performance/incentive fees (carried interest) payable pursuant to the respective organizational documents of each investment fund.

Collateralized Loan Obligations (“CLO”) are not traded on a national securities exchange and instead are valued utilizing a market approach. The market approach is a method of determining the valuation of a security based on the selling price of similar securities. The types of factors that may be taken into account in pricing CLOs include: the yield of similar CLOs where pricing is available in the market; the riskiness of the underlying pool of loans; and features of the CLO, including weighted average life test, liability pricing, management fees, covenant cushions, weighted average spread of underlying loans and net asset value. These factors are used to determine an effective yield that is reassessed generally once a quarter at the time of payment or upon a transaction such as an add-on purchase, refinancing or reset.

The fair value of a Collateralized Loan Obligation Warehouse (“CLO Warehouse”), included as a Co-Investment in the Consolidated Schedule of Investments, reflects the Fund’s pro rata interest in the residual economics of the structure. These investments are typically leveraged and are therefore sensitive to changes in the value and performance of the underlying assets. Valuation is influenced by factors including distributions, defaults, recoveries, prepayments, and the reinvestment environment. Interest is accrued daily based on an expected yield.

Due to the inherent uncertainty of valuations, however, estimated fair values may differ from the values that would have been used had a readily available market for the investments existed and the differences could be material.

StepStone Private Markets

Notes to Consolidated Financial Statements (continued)

March 31, 2025

2. Summary of Significant Accounting Policies (continued)

In assessing the fair value of the Fund’s Co-Investments in accordance with the Valuation Policy, on a case by case basis, the Adviser either applies the net asset value reported by the Investment Manager or a variety of methods such as earnings and multiple analysis, discounted cash flow analysis and market data from third party pricing services. The Adviser takes into account the following factors in determining the fair value of Co-Investment: latest round of financing, company operating performance, market-based multiples, potential merger and acquisition activity and any other material information that may impact investment fair value.

In certain circumstances, the Adviser may determine that cost best approximates the fair value of a particular Private Market Asset. The Fund will generally value its investments that are traded or dealt in upon one or more securities exchanges and for which market quotations are readily available at the last quoted sales price on the primary exchange, or at the mean between the current bid and ask prices on the primary exchange, as of the Determination Date.

The Sub-Adviser and one or more of its affiliates acts as investment adviser to clients other than the Fund. However, the value attributed to a Private Market Asset held by the Fund and the value attributed to the same Private Market Asset held by another client of the Sub-Adviser or one of its affiliates might differ as a result of differences in accounting, regulatory, timing and other factors applicable to the Fund when compared to such other client.

Short-term investments are highly liquid instruments with low risk of loss and recorded at NAV per share, which approximates fair value.

Debt Issuance Costs

Debt issuance costs consist of fees and expenses paid in connection with the closing of and amendments to the Fund’s credit facility. The aforementioned costs are amortized over each instrument’s term. Unamortized debt issuance costs are presented net against the outstanding revolving credit facility balance on the Consolidated Statement of Assets and Liabilities.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates on the Determination Date. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the date of the relevant transaction. Net realized gain (loss) on foreign currency transactions and net change in unrealized appreciation (depreciation) on foreign currency translation represents: (1) foreign exchange gains and losses from the holding and sales of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions; and (3) gains and losses from the difference between amounts of interest and dividends recorded as receivable and the amounts actually received. The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from fluctuations in the fair value of investments on the Consolidated Statement of Operations. The net realized gain (loss) on foreign currency transactions and change in foreign currency translations on investments are reported in the Consolidated Statement of Operations.

Realized Gains on Investments, Interest Income and Dividend Income

Distributions received from Secondary Investment Funds, Primary Investment Funds and Co-Investments occur at irregular intervals and the exact timing of the distributions is not known. The classification and timing of distributions received in cash or in-kind, including return of capital, realized gains, interest income and dividend income, is based on information received from the Investment Manager of the Secondary Investment Funds, Primary Investment Funds or Co-Investments. To the extent a distribution exceeds the remaining cost basis of an investment, based on information provided by the Investment Manager, the excess amount is recognized as a realized gain distribution from investments. Dividend income and interest income are recorded on a trade date and accrual basis, respectively. Dividend income earned on short-term money market investments is accrued daily.

Interest income earned on CLOs is recorded based upon an estimate of the effective yield to expected maturity utilizing assumed cash flows in accordance with FASB ASC 325-40, Beneficial Interests in Securitized Financial Assets. Effective yields for the CLO positions are updated quarterly or upon a transaction, such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized.

StepStone Private Markets

Notes to Consolidated Financial Statements (continued)

March 31, 2025

2. Summary of Significant Accounting Policies (continued)

Fund Expenses

The Fund bears all expenses incurred in the course of its operations including, but not limited to, the following: all fees and expenses of the Private Market Assets in which the Fund invests (“Acquired Fund Fees”), management fees, fees and expenses associated with a credit facility, legal fees, administrator fees, audit and tax preparation fees, custodial fees, transfer agency fees, registration expenses, expenses of the Board and other administrative expenses.

Expenses are recorded on an accrual basis and expenses other than class-specific expenses are allocated pro-rata to Shares based upon prior day net assets at each Determination Date. Class-specific expenses are allocated only to their respective share class (see Note 6). Closing costs associated with the purchase of Secondary Investment Funds, Primary Investment Funds and Co-Investments are included in the cost of the investment.

Federal Income Taxes

For U.S. federal income tax purposes, the Fund has elected to be treated, and intends to qualify annually, as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its taxable net investment income and net realized capital gains to Shareholders each year and by meeting certain diversification and income requirements with respect to investments. If the Fund were to fail to meet the requirements to qualify as a RIC, and if the Fund were ineligible to or otherwise unable to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to Shareholders, and all distributions of earnings and profits would be taxable to Shareholders as ordinary income.

Additionally, the Fund is subject to a 4% federal excise tax on any undistributed income, including net capital gains, if it does not distribute at least 98% of its taxable income and 98.2% of its capital gains each year. The Fund endeavors to meet these distribution requirements to avoid such excise tax, and any excise tax liability, if incurred, will be reflected in the consolidated financial statements.

The Fund’s tax year is the 12-month period ending September 30. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2025, the tax years from the year 2021 forward remain subject to examination by the major tax jurisdictions under the statute of limitations.

Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes under U.S. GAAP. Differences may be permanent or temporary. Permanent differences, including book/tax differences relating to Shareholder distributions, are reclassified among capital accounts in the consolidated financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse in the future. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations due to temporary book/tax differences. These amounts will be finalized before filing the Fund’s federal tax return.

SPRIM LLC, a wholly-owned subsidiary of the Fund, is a domestic limited liability company that has elected to be treated as a C-corporation for federal and state income tax purposes and is required to account for its estimate of income taxes through the establishment of a deferred tax asset or liability. The Fund recognizes deferred income taxes for temporary differences in the basis of assets and liabilities for financial and income tax purposes. Deferred tax assets are recognized for deductible temporary differences, tax credit carryforwards or net operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. To the extent SPRIM LLC has a deferred tax asset, consideration is given to whether a valuation allowance is required.

The SPRIM Cayman subsidiaries and SPRIM Canadian subsidiary, wholly-owned by the Fund, are not subject to U.S. federal and state income taxes and are treated as entities disregarded as separate from their sole owner, the Fund, for U.S. federal income tax purposes.

Cash and Cash Equivalents

Cash includes monies on deposit with UMB Bank, N.A. (”UMB Bank”), the Fund’s custodian, and Cash Equivalents includes short-term, interest-bearing, highly liquid money market investments. Deposits, at times, may exceed the insurance limit guaranteed by the Federal Deposit Insurance Corporation. The Fund has not experienced any losses on deposits and does not believe it is exposed to significant credit risk on such deposits. There are no restrictions on the cash held by UMB Bank on the Fund’s behalf.

StepStone Private Markets

Notes to Consolidated Financial Statements (continued)

March 31, 2025

2. Summary of Significant Accounting Policies (continued)

Deferred Costs Relating to Purchases of Secondary Investment Funds

Deferred costs associated with the acquisition of Secondary Investment Funds are amortized daily over the deferral period until the payment due date. On the due date, the payment value corresponds to the notional amount owed to the respective counterparty.

New Accounting Pronouncements

In November 2023, the FASB issued ASU No. 2023-07, Segment Reporting (Topic 280), which improves reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses (“ASU No. 2023-07”). ASU 2023-07 is effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024. For the year ended March 31, 2025, the Fund adopted ASU No. 2023-07. Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Fund’s consolidated financial position or the results of its operations. An operating segment is defined in ASU No. 2023-07 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s Chief Operating Decision Maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. A management committee of the Fund’s Adviser acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole. The Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of a defined investment strategy which is executed by the Fund’s portfolio managers as described in Note 1. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios, changes in net assets resulting from operations, and subscriptions and redemptions activity is used by the CODM to assess the Fund’s performance versus comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, and is consistent with that presented within the Fund’s Consolidated Financial Statements. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Consolidated Statement of Operations.

In December 2023, the FASB issued Accounting Standard Update No. 2023-09, Income Taxes (ASC 740) Improvements to Income Tax Disclosures (“ASU 2023-09”). The primary purpose of the amendments within ASU 2023-09 is to enhance the transparency and decision usefulness of income tax disclosures primarily related to the rate reconciliation table and income taxes paid information. The amendments in ASU 2023-09 require that public business entities on an annual basis (1) disclose specific categories in the rate reconciliation and (2) provide additional information for reconciling items that meet a quantitative threshold. In addition, the amendments in this ASU 2023-09 require that all entities disclose on an annual basis taxes paid disaggregated by federal, state, foreign, and individual jurisdiction (when income taxes paid is equal to or greater than five percent of total income taxes paid). The amendments in ASU 2023-09 are effective for public business entities for annual periods beginning after December 15, 2024. Early adoption is permitted for annual financial statements that have not yet been issued or made available for issuance. The amendments in ASU 2023-09 should be applied on a prospective basis. Retrospective application is permitted. The Fund does not expect this guidance to materially impact its Consolidated Financial Statements.

3. Fair Value Measurements

U.S. GAAP, ASC 820, defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level 1: Quoted prices are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level 1 include listed equities, registered money market funds and short-term investment vehicles.

Level 2: Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments which would generally be included in Level 2 include corporate bonds and loans and less liquid and restricted equity securities.

StepStone Private Markets

Notes to Consolidated Financial Statements (continued)

March 31, 2025

3. Fair Value Measurements (continued)

Level 3: Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level 3 are equity and/or debt securities issued by private entities.

In accordance with ASC 820, certain portfolio investments are excluded from the fair value hierarchy as they are valued using NAV as a practical expedient. These investments are fair valued using NAV or by adjusting the most recently available NAV for cash flows and public benchmark returns. As such, investments in securities with a fair value of $3.8 billion are excluded from the fair value hierarchy as of March 31, 2025.

The following is a summary of the Fund's investments classified by fair value hierarchy as of March 31, 2025:

				Investments
	Level 1	Level 2	Level 3	Valued at NAV	Total
Co-Investments	$—	$—	$159,033,769	$431,457,031	$590,490,800
Primary Investment Funds	—	—	—	211,585,777	211,585,777
Secondary Investment Funds	—	—	—	3,163,908,524	3,163,908,524
Short-Term Investments	138,466,707	—	—	—	138,466,707
Total Investments	$138,466,707	$—	$159,033,769	$3,806,951,332	$4,104,451,808

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Co-Investments
Balance as of March 31, 2024	$48,963,615
Transfers into Level 3	—
Purchases	126,312,251
Distributions from Investments	(12,493,624)
Net Realized Gain (Loss)	650,792
Net Change in Unrealized Appreciation (Depreciation)	574,011
Transfers out of Level 3	(4,973,276)
Balance as of March 31, 2025	$159,033,769

Net Change in Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of the Reporting Period	$574,011

Changes in inputs or methodologies used for valuing investments may result in transfers in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be indicative of the risk associated with investing in those investments. Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur.

StepStone Private Markets

Notes to Consolidated Financial Statements (continued)

March 31, 2025

3. Fair Value Measurements (continued)

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2025:

						Impact to
					Weighted	Valuation from
	Fair Value as of	Valuation	Unobservable	Single Input or	Average of	an Increase in
Investment Type	March 31, 2025	Technique(s)	Input	Range of Inputs	Input(1)	Input(2)
Co-Investments	$8,985,920	EBITDA	Enterprise value to EBITDA multiple	8.68x -20.71x	12.33x	Increase
Co-Investments	$31,110,399	Exit Price	Recent transaction price	N/A	N/A	Increase
Co-Investments	$51,814,557	Yield method	Market yield discount spreads	13.00%-14.00%	13.40%	Decrease
Co-Investments	$26,618,999	Revenue	Enterprise value to revenue multiple	5.15x - 8.01x	7.39x	Increase
Co-Investments	$22,003,394	Recent financing	Recent transaction price	N/A	N/A	Increase
Co-Investments	$18,500,500	Cost plus excess spread	Excess spread	13.27%	13.27%	Increase

(1)	Weighted average is calculated by weighing the significant unobservable input by the relative fair value of each investment in the category.

(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input.

A listing of the Private Market Asset types held by the Fund and the related attributes, as of March 31, 2025, are shown in the table below:

			Unfunded
Investment Type	Investment Strategy	Fair Value	Commitments
Co-Investments	Investments in the equity and/or debt of operating companies, projects or properties	$590,490,800	$181,049,869
Primary Investment Funds	Investments in newly established private funds	$211,585,777	$84,655,467
Secondary Investment Funds	Investments in existing private investment funds that are typically acquired in privately negotiated transactions	$3,163,908,524	$648,254,788

4. Investment Adviser and Transactions with Affiliates

In consideration of its services to the Fund, the Adviser is entitled to a management fee (“Management Fee”) equal to 1.40% on an annualized basis of the Fund’s daily net assets, provided that the Management Fee shall in no instance be greater than a Management Fee computed based on the value of the net assets of the Fund as of the close of business on the last business day of the relevant month (including any assets in respect of Shares that would be repurchased by the Fund on such date). The Management Fee is accrued daily and payable monthly in arrears. The Adviser pays the Sub-Adviser 50% of the Management Fee. For the year ended March 31, 2025, the Adviser earned $46.0 million in Management Fees of which $5.0 million was payable as of March 31, 2025.

StepStone Private Markets

Notes to Consolidated Financial Statements (continued)

March 31, 2025

4. Investment Adviser and Transactions with Affiliates (continued)

The Adviser serves as the Fund’s administrator (“Administrator”) pursuant to an administration agreement (“Administration Agreement”) under which the Administrator provides administrative, accounting and other services to the Fund. Pursuant to the Administration Agreement, which became effective April 27, 2023, the Fund pays the Administrator an administration fee (“Administration Fee”) in an amount up to 0.12% on an annualized basis of the Fund’s net assets. The Administration Fee is accrued daily based on the value of the prior day net assets of the Fund as of the close of business on each business day (including any assets in respect of Shares that will be repurchased by the Fund on such date), and is payable monthly in arrears. For the year ended March 31, 2025, the Administrator earned $2.3 million in Administration Fees of which $0.2 million was payable as of March 31, 2025.

5. Controlled/Affiliated Investments

Under Section 2(a)(9) of the 1940 Act, an investment is deemed a control affiliate of the Fund if the Fund owns 25% or more of the investment's outstanding voting securities. As of March 31, 2025, the Fund held 25% or more of the voting securities of the following investments:

					Change in
			Proceeds		Unrealized	Balance as of
	Balance as of		from	Realized	Appreciation	March 31,	Affiliated
Controlled/Affiliated Investment	March 31, 2024	Purchases at Cost	Sales	Gain (Loss)	(Depreciation)	2025	Income
Gemspring Capital Goliath Fund, LP	$—	$37,726,285	$—	$—	$(47,624)	$37,678,661	$—
Octagon StepStone CLO Fund, LTD.	59,648,306	—	—	—	5,222,571	64,870,877	—
SkyKnight Capital II CV B, L.P.	—	76,803,742	—	—	13,015,018	89,818,760	—
	$59,648,306	$114,530,027	$—	$—	$18,189,965	$192,368,298	$—

6. Sub-Administrator, Custodian and Transfer Agent

From the proceeds of the Administration Fee, the Administrator pays UMB Fund Services, Inc. (“Sub-Administrator”) a sub-administration fee to perform certain administrative and accounting services for the Fund on behalf of the Administrator. The sub-administration fee, pursuant to a sub-administration agreement and a fund accounting agreement, is paid monthly by the Administrator and is based on the value of the net assets of the Fund as of the close of business on each business day, subject to an annual minimum.

UMB Bank, N.A. serves as the Fund’s custodian (“Custodian”) pursuant to a custody agreement. As the Custodian, UMB Bank holds the Fund’s US assets. Foreign assets, if any, including foreign currency holdings, are held by a designated sub-custodian appointed by UMB Bank in accordance with the terms of the custody agreement. For the year ended March 31, 2025, the Custodian earned $0.3 million in custody fees, recorded in other expenses on the Consolidated Statement of Operations, of which $0.1 million was payable as of March 31, 2025 and recorded in other accrued expenses on the Consolidated Statement of Assets and Liabilities.

UMB Fund Services, Inc. serves as the Fund’s transfer agent (“Transfer Agent”) pursuant to a transfer agency agreement. The Transfer Agent, among other things, receives and processes purchase orders, effects issuance of Shares, prepares and transmits payments for distributions, receives and processes repurchase offers and maintains records of account. For the year ended March 31, 2025, the Transfer Agent earned $1.7 million in transfer agent fees of which $0.3 million was payable as of March 31, 2025.

StepStone Private Markets

Notes to Consolidated Financial Statements (continued)

March 31, 2025

7. Distribution and Shareholder Servicing Plan

Distribution Services, LLC serves as the Fund’s distributor (“Distributor”) pursuant to a distribution agreement. The Distributor distributes the Shares of the Fund. The Distributor is authorized to enter into Sub-Distribution Agreements with brokers, dealers and certain Registered Investment Advisers ("RIA") and other financial intermediaries to effect the distribution of Shares of the Fund. To operate in a manner consistent with Rule 12b-1 under the 1940 Act, the Fund pays a distribution and shareholder servicing fee out of the net assets of Class S and Class T Shares at the annual rate of 0.85% of the aggregate NAV of Class S Shares and Class T Shares. On January 17, 2025, the Fund converted Class T shares into Class S shares and ceased offering Class T Shares. To operate in a manner consistent with Rule 12b-1 under the 1940 Act, the Fund pays a shareholder servicing fee out of the net assets of Class D Shares at the annual rate of 0.25% of the aggregate NAV of Class D Shares. Distribution and shareholder servicing fees are determined and accrued daily based on the net assets of the Share Class as of the close of business on each business day (including net assets in respect of Shares that will be repurchased by the Fund on such date). Class I Shares are not subject to a distribution and shareholder servicing fee. For the fiscal year ended March 31, 2025, distribution and shareholder servicing fees incurred are disclosed on the Consolidated Statement of Operations.

8. Revolving Credit Facility

Effective November 23, 2021, the Fund entered into a revolving credit agreement (“Credit Facility”), as amended from time to time, with Cadence Bank, N.A. allowing the Fund to borrow up to $150.0 million (“Commitment”) from a syndicate of lenders. The purpose of the Credit Facility is to provide short-term working capital, primarily to bridge the timing of the Fund’s acquisition of Private Market Assets in advance of the receipt of investor subscriptions. Borrowings on the Credit Facility are collateralized by all assets of the Fund. The second amendment to the revolving credit agreement, effective December 18, 2024, extended the term of the Credit Facility to April 1, 2025 and increased the aggregate Commitment to $350.0 million. A third amendment signed on March 31, 2025 extended the term of the Credit Facility to April 22, 2025.

The Credit Facility has an interest rate of the Daily Simple Secured Overnight Financing Rate ("SOFR") rate plus 3.00% per annum, with a minimum rate of 3.50%, and an unused fee of 0.60% per annum. In conjunction with the Credit Facility, the Fund incurred a closing fee of 0.50% which is being amortized in the Consolidated Statement of Operations over the term of the Credit Facility. For the year ended March 31, 2025, expenses incurred by the Fund related to the Credit Facility were $3.8 million. During the year ended March 31, 2025, the Credit Facility bore interest at a weighted average interest rate of 7.30% and daily average amount of outstanding borrowing under the Credit Facility was $17.4 million. The Fund had no outstanding principal on the Credit Facility as of March 31, 2025. The Credit Facility matures on April 22, 2025, unless terminated earlier in accordance with its terms.

9. Commitments and Contingencies

As of March 31, 2025, the Fund has contractual unfunded commitments to provide additional funding of $914.0 million to certain investments.

ASC 460-10, Guarantees - Overall, requires entities to provide disclosure and, in certain circumstances, recognition of guarantees and indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of indemnification arrangements. The Fund’s exposure under these arrangements, if any, cannot be quantified. However, the Fund has not had claims or losses pursuant to these indemnification arrangements and expects the potential for a material loss to be remote.

The Fund may, from time to time, be party to various legal matters arising in the ordinary course of business, including claims and litigation proceedings. Although the ultimate outcome of the foregoing matters, if any, cannot be ascertained at this time, the Adviser believes, after consultation with counsel, that the resolution of such matters would not have a material adverse effect on the Fund’s consolidated financial statements.

10. Capital Share Transactions

The Fund offers three separate classes of shares of beneficial interest designated as Class I Shares, Class D Shares and Class S Shares. Each class of Shares is subject to different fees and expenses. Effective January 17, 2025, the Fund converted all outstanding Class T shares into Class S shares and ceased offering Class T Shares.

The minimum initial investment in Class I Shares by an investor in the Fund is $1.0 million. The minimum initial investment in Class D Shares and Class S Shares by an investor is $50,000. The minimum initial investment may be reduced at the Adviser's discretion. Investors purchasing Class S Shares may be charged a sales load up to a maximum of 3.50%. Investors purchasing Class I Shares and Class D Shares are not charged a sales load. The Fund accepts initial and additional purchases of Shares daily at the Fund’s then-current NAV per share.

StepStone Private Markets

Notes to Consolidated Financial Statements (continued)

March 31, 2025

10. Capital Share Transactions (continued)

Shareholders may exchange shares from one class to another for an equivalent NAV amount of that share class.

The following table summarizes the Capital Share transactions for the years ended March 31, 2025 and 2024:

	For the Year Ended March 31, 2025		For the Year Ended March 31, 2024
	Shares	Dollar Amounts	Shares	Dollar Amounts
Class I
Proceeds from shares issued	24,320,638	$1,322,288,380	17,391,434	$844,571,284
Reinvestment of distributions	377,421	20,393,881	58,927	2,857,348
Repurchase of shares	(2,981,121)	(162,697,044)	(1,225,105)	(59,396,777)
Exchange of shares	396,609	21,661,710	305,077	14,482,959
Net increase (decrease)	22,113,547	$1,201,646,927	16,530,333	$802,514,814

Class D
Proceeds from shares issued	535,218	$28,814,009	480,050	$23,089,085
Reinvestment of distributions	10,752	578,505	1,928	93,212
Repurchase of shares	(32,822)	(1,798,826)	(33,417)	(1,625,016)
Exchange of shares	(170,378)	(9,327,478)	(282,211)	(13,360,858)
Net increase (decrease)	342,770	$18,266,210	166,350	$8,196,423

Class S
Proceeds from shares issued	10,040,921	$531,817,713	5,122,775	$248,245,887
Reinvestment of distributions	116,410	6,220,270	10,908	522,728
Repurchase of shares	(213,803)	(11,454,322)	(29,025)	(1,438,055)
Exchange of shares	247,061	13,445,867	(23,752)	(1,122,101)
Net increase (decrease)	10,190,589	$540,029,528	5,080,906	$246,208,459

Class T
Proceeds from shares issued	171,870	$9,003,754	183,755	$8,693,882
Reinvestment of distributions	2,991	159,080	607	29,077
Repurchase of shares	(14,657)	(768,519)	(6,720)	(329,635)
Exchange of shares	(478,756)	(25,780,099)	—	—
Net increase (decrease)	(318,552)	$(17,385,784)	177,642	$8,393,324

Subject to the Board’s discretion, the Fund offers a quarterly share repurchase program where the total aggregate amount of Share repurchases will be up to 5.00% of the Fund’s outstanding Shares each quarter. It is expected that the Adviser will recommend to the Board that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to typically occur on March 15, June 15, September 15 and December 15 of each year, although the Adviser may not recommend, and the Board may not authorize, a repurchase offer for any quarter in which the Adviser believes that it would be detrimental to the Fund for liquidity or other reasons. In the event that Shareholders, in the aggregate, submit for repurchase more than the number of Shares that the Fund will offer to repurchase, the Fund will repurchase the Shares on a pro rata basis, which may result in the Fund not honoring the full amount of a Share repurchase requested by a Shareholder. The Fund has no obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion. For the years ended March 31, 2025 and 2024, 3,242,403 and 1,294,267 Shares were repurchased by the Fund, respectively.

StepStone Private Markets

Notes to Consolidated Financial Statements (continued)

March 31, 2025

11. Dividend Reinvestment Plan

Pursuant to the dividend reinvestment plan ("DRIP") established by the Fund, each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and all income and/or capital gain dividend distributions will automatically be reinvested in additional Shares unless such Shareholder specifically elects to receive all income and/or capital gain dividends in cash. A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 45 days prior to a distribution, the request will be effective only with respect to distributions after the 45-day period.

12. Investment Transactions

For the year ended March 31, 2025, purchases of investments, excluding short term investments, were $2.0 billion. For the year ended March 31, 2025, total proceeds received from investments that represented return of capital distributions were $132.1 million. For the year ended March 31, 2025, total distribution proceeds from sale, redemption, or other disposition of investments amounted to $8.1 million.

13. Tax Information

The Fund has temporary differences primarily due to timing differences between subpart F income from subsidiaries, book and tax treatment of partnership interests held by the Fund and investments held in SPRIM LLC, SPRIM Cayman, and SPRIM Canadian.

For the tax year ended September 30, 2024, the Fund had a permanent book to tax difference of $1.5 million, primarily attributable to items originating from SPRIM LLC and SPRIM Cayman subsidiaries. This permanent book to tax difference has been reclassified to paid-in capital and has no effect on the net assets or net asset value per share of the Fund.

For the tax year ended September 30, 2024, the Fund’s tax components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income	$2,008,884
Accumulated capital and other losses	—
Undistributed long-term capital gains	2,064,240
Net tax appreciation (depreciation)	498,863,078
Other temporary difference .	(822,888)
Total distributable earnings (accumulated loss) .	$502,113,314

The tax character of Subchapter M distributions for the fiscal years ended March 31, 2025 and March 31, 2024 were as follows:

	Ordinary	Long-Term
	Income	Capital Gains
2025	$8,643,271	$33,875,316
2024*	$—	$5,591,922

*The tax character of Subchapter M distributions for the tax year ended September 30, 2024 was as follows:

	Ordinary	Long-Term
	Income	Capital Gains
2024	$7,076,114	$12,692,743

For the tax year ended September 30, 2024, the Fund had no qualified late year losses.

StepStone Private Markets

Notes to Consolidated Financial Statements (continued)

March 31, 2025

13. Tax Information (continued)

As of March 31, 2025, the federal tax cost of investments and unrealized appreciation (depreciation) are as follows:

Gross unrealized appreciation	$670,198,228
Gross unrealized depreciation	(92,327,248)
Net unrealized appreciation (depreciation) on investments	$577,870,980
Tax cost of investments	$3,918,877,279

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on partnership investments.

SPRIM LLC recorded total tax expense of $5.7 million for the fiscal year ended March 31, 2025.

The deferred income tax is computed by applying the federal statutory income tax rate of 21.0% and estimated applicable state tax statutory rate of 2.25% to net investment income, realized and unrealized gains (losses) on investments before taxes. As of March 31, 2025, SPRIM LLC has a deferred tax liability of $11.8 million.

In accounting for income taxes, the Fund follows the guidance in ASC 740, Accounting for Uncertainty in Income Taxes (“ASC 740”). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the consolidated financial statements. Management has concluded there were no uncertain tax positions as of March 31, 2025 for federal income tax purposes or in the Fund’s state and local tax jurisdictions. The Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as tax expense in the Consolidated Statement of Operations. For the fiscal year ended March 31, 2025, the Fund did not incur any interest or penalties. The Fund did not have any unrecognized tax benefits as of March 31, 2025.

14. Risk Factors

An investment in the Fund involves material risks, including performance risk, liquidity risk, business and financial risk, risks associated with the use of leverage, valuation risk, tax risk and other risks that should be carefully considered prior to investing and investing should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.

15. Subsequent Events

On May 12, 2025, the Fund commenced a repurchase offer with a valuation date of June 16, 2025.

On April 22, 2025, the Fund, through SPRIM Holdings LLC as borrower, entered into a Senior Secured Credit Agreement (the “UBS Credit Agreement”) with UBS AG, Stamford Branch (“UBS”), as the administrative agent and lender, and the other lenders party thereto from time to time, to provide SPRIM Holdings LLC with a revolving credit facility (the “New Credit Facility”). SPRIM Holdings LLC is a direct, wholly-owned subsidiary of the Fund organized as Delaware limited liability company. Borrowings under the New Credit Facility are secured by all of the assets held by SPRIM Holdings LLC. The New Credit Facility carries an initial commitment of $500.0 million with an accordion provision, with increases up to $750.0 million, subject to satisfaction of certain conditions and between the lender parties. Borrowings under the New Credit Facility generally bear interest on each loan at a rate per annum equal to the three-month term SOFR reference rate, plus 2.80%.

The New Credit Facility included an upfront fee of $1.75 million that was paid to each lender party by way of borrowing on the New Credit Facility. Additionally, the New Credit Facility has a commitment fee, which is determined by each lender’s undrawn loan commitment, and a minimum utilization fee, which is determined based on each lender’s aggregate commitment amount, each of which is paid to UBS for the ratable benefit of the lender parties. The minimum utilization fee is calculated based on a minimum borrowing requirement equal to 25% of the aggregate commitment amount. The scheduled termination date of the UBS Credit Agreement is April 22, 2027, subject to any extensions or termination events described therein. The New Credit Facility includes a provision for the automatic extension of the Facility by an additional twelve months annually, beginning one year after the closing date.

StepStone Private Markets

Notes to Consolidated Financial Statements (continued)

March 31, 2025

15. Subsequent Events (continued)

The Fund’s existing Credit Facility with Cadence Bank, N.A. was terminated effective April 22, 2025.

In conjunction with the UBS Credit Agreement, SPRIM LLC (Series A and Series B), SPRIM Cayman LLC, SPRIM Cayman II LLC and SPRIM Cayman III LLC have been restructured and are now indirect wholly-owned subsidiaries of the Fund. This restructuring does not affect the consolidation of these entities, and the effects of all intercompany transactions between the Fund and its indirect wholly-owned subsidiaries continue to be eliminated in consolidation.

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet or may be of such a nature that disclosure will keep the financial statements from being misleading. The Adviser has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s consolidated financial statements or the accompanying notes.

StepStone Private Markets

Trustees and Officers (unaudited)

March 31, 2025

The identity of the Trustees and executive officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available, without charge, upon request, by calling the Fund toll-free at (704) 215-4300.

Independent Trustees

Name, Address and Birth Year[1]	Position(s) Held with Registrant	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex[3]
Terry Prather Birth Year: 1955	Trustee	Indefinite Length - Since May 2024	Chief Operating Officer, LIFT Orlando (community development organization) (2016-2023)	4	None
Tracy Schmidt Birth Year: 1957	Trustee	Indefinite Length - Since Inception	Founder, Morning Star Advisory, LLC (consulting and advisory services) (Since 2018)	4	None
Ron Sturzenegger Birth Year: 1960	Trustee	Indefinite Length - Since Inception	None	4	Director, KBS Real Estate Investment Trust II, Inc. (since 2019) and KBS Real Estate Investment Trust III, Inc. (Since 2019)

Interested Trustees

Name, Address and Birth Year[1]	Position(s) Held with Registrant	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex[3]
Tom Sittema Birth Year: 1958	Chairperson of the Board of Trustees	Indefinite Length - Since Inception	Executive Chairman, StepStone Group Private Wealth LLC (Since 2020)	4	None
Bob Long Birth Year: 1962	Trustee	Indefinite Length - Since Inception	CEO, StepStone Group Private Wealth LLC (Since 2019)	4	None

StepStone Private Markets

Trustees and Officers (unaudited) (continued)

March 31, 2025

Executive Officers

Name, Address and Birth Year[1]	Position(s) Held with Registrant	Length of Time Served[2]	Principal Occupation(s) During Past Five Years
Bob Long Birth Year: 1962	President and Principal Executive Officer	Indefinite Length – Since Inception	See above
Kimberly Zeitvogel Birth Year: 1971	Treasurer and Principal Financial Officer	Indefinite Length – Since January 2023	Partner, StepStone Group Private Wealth LLC (Since 2020); Vice President of Finance, Millennium Advisors, LLC (2018 – 2020)
Tim Smith Birth Year: 1968	Vice President	Indefinite Length – Since November 2023	CFO and COO, StepStone Group Private Wealth LLC (Since 2019); President, Carolon Capital (Since 2013)
Dean Caruvana Birth Year: 1988	Chief Compliance Officer	Indefinite Length — Since August 2023	General Counsel, StepStone Group Private Wealth LLC (Since 2023); Principal, Blue Owl Capital (2022-2023); Vice President, BlackRock (2018-2022)

1 The address of each Trustee and Officer is c/o StepStone Group Private Wealth LLC, 128 S Tryon St., Suite 1600, Charlotte, NC 28202.

2 Each Trustee or Officer serves an indefinite term, until his or her successor is elected.

3 This includes any directorships at public companies and registered investment companies held by the Trustee over the past five years.

StepStone Private Markets

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited)

March 31, 2025

At an in-person meeting of the Board of Trustees (the “Board”) of StepStone Private Markets (the “Fund”) held on February 20, 2025 (the “Meeting”), the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Fund (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously voted to approve the continuation of each of the following: (i) an investment advisory agreement by and between StepStone Group Private Wealth LLC (the “Adviser”) and the Fund (the “Advisory Agreement”); and (ii) a separate sub-advisory agreement by and among StepStone Group LP (the “Sub-Adviser” and collectively with the Adviser, the “Advisers”), the Adviser and the Fund (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”).

In connection with their consideration of whether to approve the continuation of the Agreements, the Board received and reviewed information provided by the Advisers relating to the Fund, the Agreements and the Advisers, including comparative fee and expense information and other information regarding the respective nature, extent and quality of services to be provided by each Adviser under the Agreements. The materials provided to the Board generally included, among other items: (i) information on the Fund’s management fees and other expenses, including information comparing the management fees to be paid by the Fund to those of a peer group of funds; (ii) information about each Adviser’s profitability with respect to the Agreements; and (iii) a memorandum prepared by each Adviser in response to a request submitted by legal counsel to the Funds (each, a “Response Memorandum”), including a description of each Adviser’s business, a copy of each Adviser’s Form ADV, and certain other information about each Adviser to be considered in connection with the review by the members of the Board; and (iv) a memorandum from legal counsel to the Funds on the responsibilities of the Board in considering for approval investment advisory and investment sub-advisory arrangements under the 1940 Act. The Board, including the Fund’s Independent Trustees, also considered other matters such as: (i) the Fund’s investment objective and strategies; (ii) the Fund's investment performance over relevant time periods; (iii) the Advisers’ investment personnel and operations, including the personnel and other resources devoted to the Fund; (iv) the Advisers’ financial results and financial condition; (v) the resources to be devoted to the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies and procedures; (vi) the Advisers’ policies with respect to allocation of investments and seeking best execution; and (vii) possible conflicts of interest. Throughout the process, the Board had the opportunity to ask questions of and request additional materials from the Advisers.

In determining whether to approve the continuation of the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. The Board, including the Independent Trustees, did not identify any single factor as determinative. Individual members of the Board may have evaluated the information presented differently from one another, giving different weights to various factors in considering whether to approve the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Fund. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.

Advisory Agreement

Matters considered by the Board, including the Independent Trustees, in connection with its approval of the continuation of the Advisory Agreement included the factors listed below.

The nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement. The Board considered the responsibilities of the Adviser under the Advisory Agreement, and the services provided by the Adviser to the Fund, including, without limitation, the management, oversight, operational, and governance services that the Adviser and its employees provide to the Fund, the Adviser’s coordination of services for the Fund by its service providers, its compliance procedures and practices, and its efforts to promote the Fund. The Board also considered the background and experience of the Adviser’s senior management personnel. The Board noted that certain of the Fund’s officers are employees of the Adviser or its affiliates and serve the Fund without additional compensation from the Fund. The Board further considered information regarding the Adviser’s program designed to ensure compliance with federal securities and other applicable laws and the Adviser’s risk management processes. After reviewing the foregoing information and further information in the Adviser’s Response Memorandum (which included, among other information, descriptions of the Adviser’s business and the Adviser’s Form ADV) and discussing the Adviser’s proposed services to the Fund, the Board concluded that the quality, extent, and nature of the services provided by the Adviser are satisfactory and appropriate for the Fund.

Investment management capabilities and experiences of the Adviser. The Board considered the quality of the services provided and the quality of the Adviser’s resources that are available to the Fund. The Board evaluated the Adviser’s advisory, operational, governance, distribution, legal, compliance, and risk management services, among other services, and information the Board received regarding the experience and professional qualifications of the Adviser’s key personnel and the size and functions of its staff. The Board noted that the Adviser is a wholly owned subsidiary of the Sub-Adviser and leverages the infrastructure of the Sub-Adviser to support its operations, which includes working closely with key personnel of the Sub-Adviser. After consideration of these factors, the Board determined that the Adviser is an appropriate investment adviser for the Fund.

StepStone Private Markets

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited) (Continued)

March 31, 2025

Performance. The Board considered the investment performance of the Fund, which is provided to the Board on a regular basis, and other information and materials provided to the Board by the Advisers concerning Fund performance, including information as of December 31, 2024 regarding the performance of all discretionary funds and discretionary separate accounts (across private equity, real estate and private debt) managed by the Advisers, restated to reflect the Fund's expected fees and expenses. Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s and the Sub-Adviser’s overall capabilities to manage the Fund.

Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund. The Board examined and evaluated the fee arrangement between the Adviser and the Fund under the Advisory Agreement, including as compared with the fees and expenses of certain unaffiliated closed-end funds operated as tender offer funds considered by the Adviser to have similar investment objectives and strategies to the Fund (the “Peer Group”). The Board considered information about the Adviser’s profitability with respect to the Fund, as well as the costs of services provided by the Adviser to the Fund. The Board received and reviewed information relating to the financial condition of the Adviser and its affiliates. The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name and enhancement of its reputation in the industry. Upon further consideration and discussion of the foregoing, the Board concluded that the fees paid to the Adviser by the Fund are appropriate and representative of arm’s-length negotiations.

Economies of Scale. The Board considered the size and growth prospects of the Fund and how it relates to the structure of the Fund’s management fee schedule, which does not include breakpoints. After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information. The Board noted, however, that it would continue to monitor any future growth in the Fund’s assets and the appropriateness of management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Advisory Agreement.

Comparison of fees to be paid to those under other investment advisory contracts. In evaluating the management fees and expenses, the Board considered the Fund’s management fees in absolute terms and as compared with the fees and expenses of the Peer Group. Based upon the comparative fee information provided, the Board noted that the Fund’s management fees were below the Peer Group’s average.

Benefits derived or to be derived by the Adviser from its relationship with the Fund. The Board considered “fall out” or ancillary benefits that would accrue to the Adviser as a result of its relationship with the Fund (other than the advisory fee), including non-quantifiable reputational benefits. The Board noted in this regard that the Adviser continues to evaluate and pursue opportunities to provide advisory services to additional funds or other vehicles with overlapping investment strategies, and that the track record of the Fund may enhance the Adviser’s ability to market its services and win such mandates.

Sub-Advisory Agreement

Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Sub-Advisory Agreement included the factors listed below.

The nature, extent, and quality of the services to be provided to the Fund under the Sub-Advisory Agreement. The Board considered the responsibilities the Sub-Adviser under the Sub-Advisory Agreement and the services provided by the Sub-Adviser including, without limitation, the investment advisory services and the Sub-Adviser’s compliance procedures and practices. The Board also considered the background, and experience of the Sub-Adviser’s senior management personnel and the qualifications, background, and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. After reviewing the foregoing information and further information in the materials, including the Sub-Adviser’s Response Memorandum (which included, among other information, descriptions of the Sub-Adviser’s business and the Sub-Adviser’s Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Sub-Adviser are satisfactory and appropriate for the Fund.

The investment management capabilities and experience of the Sub-Adviser. The Board evaluated the investment management experience of the Sub-Adviser, noting that the Sub-Adviser currently manages accounts that use an investment strategy similar to that proposed for the Fund (although none of the accounts are registered investment companies). The Board also considered that the Fund will benefit from the scale and resources of the Sub-Adviser and its affiliates. It was noted that the Sub-Adviser was a global private markets specialist overseeing (together with its related advisers) approximately $698 billion of private capital allocations, including approximately $179 billion of assets under management as of December 31, 2024. The Board discussed with the Sub-Adviser the investment objective and strategies of the Fund and the Sub-Adviser’s plans for implementing the Fund’s strategies. After considering these factors, the Board determined that the Sub-Adviser is an appropriate Sub-Adviser to the Fund.

Performance. The Board considered the investment performance of the Fund, which is provided to the Board on a regular basis, and other information and materials provided to the Board by the Advisers concerning Fund performance, including information as of December 31, 2024 regarding the performance of all discretionary funds and discretionary separate accounts (across private equity,

StepStone Private Markets

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited) (Continued)

March 31, 2025

real estate and private debt) managed by the Advisers, restated to reflect the Fund's expected fees and expenses. Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s and the Sub-Adviser’s overall capabilities to manage the Fund.

The costs of the services to be provided and profits to be realized by the Sub-Adviser from its relationship with the Fund. The Board reviewed the fees paid under the Sub-Advisory Agreement, which the Board noted are paid by the Adviser, not the Fund. The Board considered information about the Sub-Adviser’s profitability with respect to the Fund, as well as the costs of services provided by the Sub-Adviser to the Fund. The Board received and reviewed information relating to the financial condition of the Sub-Adviser and its affiliates. Upon further consideration and discussion of the foregoing, the Board concluded that the fees paid to the Sub-Adviser by the Adviser under the Sub-Advisory Agreement are appropriate and representative of arm’s-length negotiations.

Economies of Scale. The Board considered the size and growth prospects of the Fund and how it relates to the structure of the Fund’s management fee schedule. After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information, noting that the Adviser is responsible for the payment of sub-advisory fees to the Sub-Adviser.

Other benefits to be derived by the Sub-Adviser from its relationship with the Fund. The Board considered “fall-out” or ancillary benefits that would accrue to the Sub-Adviser as a result of its relationship with the Fund (other than the sub-advisory fee), including non-quantifiable reputational benefits. The Board noted in this regard that the Sub-Adviser continues to evaluate and pursue opportunities to provide advisory services to additional funds or other vehicles with overlapping investment strategies, and that the track record of the Fund may enhance the Sub-Adviser’s ability to market its services and win such mandates.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision on the approval of the continuation of the Agreements. In reaching this conclusion, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. Based on the discussions and considerations at the Meeting, the Board, including the Independent Trustees, voted to approve the continuation of the Agreements.

StepStone Private Markets

Other Information (unaudited)

March 31, 2025

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (704) 215-4300 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (877) 772-7724 or by accessing the Fund’s Form N-PX on the SEC’s website at sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at sec.gov. or without charge and upon request by calling the Fund at (704) 215-4300.

StepStone Private Markets

Privacy Notice (unaudited)

March 31, 2025

Policy Statement:

The Board has approved the following policies and procedures (the “Data Privacy Policy”) with respect to nonpublic personal information about its customers.

The Fund collects nonpublic personal information about its customers1 from the following sources:

•	account applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•	account history, including information about the transactions and balances in a customer’s account; and

•	correspondence, written, or telephonic, between a customer and the Fund or service providers to the Fund.

In addition, the Fund may obtain consumer information about its customers from consumer reports.

The Fund will not release nonpublic personal or consumer information about its customers or their accounts unless one of the following conditions is met:

•	Prior written consent is received;

•	The Fund believes the recipient to be the customer of the Fund or such Fund customer’s authorized representative; or

•	The Fund is required by law to release information to the recipient.

The Fund does not give or sell nonpublic personal or consumer information about its customers or their fund accounts to any other company, individual, or group.

The Fund will only use nonpublic personal or consumer information about its customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Fund restricts access to nonpublic personal and consumer information about customers to those employees who need to know that information in order to provide products or services. The Fund may also share personal information with companies that it hires to provide support services. When the Fund or its Transfer Agent shares nonpublic personal or consumer information with other service providers, it protects that information with a strict confidentiality agreement. The Fund also maintains reasonable physical, electronic and procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of customers’ nonpublic personal and consumer information.

The Fund will adhere to the policies and procedures described in this notice for current and former shareholders of the Fund.

II. Physical, Electronic and Procedural Safeguards

The following includes a list of the primary physical, electronic and procedural safeguards employed by the Transfer Agent to ensure against unauthorized access and proper disposal of customers’ nonpublic personal and consumer information.

•	The Fund shall distribute a Data Privacy Policy to shareholder as an appendix to the Prospectus and annually through the Fund’s annual report to shareholders to ensure compliance with shareholder notification requirements mandated by Regulation S-P.

•	Should a change in this Data Privacy Policy occur, the Principal Underwriter or Transfer Agent will provide existing customers of the Fund with the updated version of the Data Privacy Policy.

•	The Transfer Agent shall maintain policies and procedures to oversee the adequacy of security measures used by any non-affiliated third-parties that do business with the Transfer Agent and to ensure such measures are compliant with the requirements under Regulation S-P. Appropriate confidentiality language must exist in the contractual arrangements with each of these relationships.

•	The Transfer Agent, the Administrator, the Fund Accounting Agent, the Principal Underwriter, and Investment Adviser shall maintain procedures related to the security of nonpublic personal information and consumer information (including physical, electronic and procedural safeguards) and proper disposal of such information.

•	Any data privacy related questions, concerns or breaches will be brought to the attention of the Fund’s CCO.

StepStone Private Markets

Privacy Notice (unaudited) (continued)

March 31, 2025

Procedures:

1.	The Fund’s CCO will continually monitor applicable regulations that may cause policies of the Fund and/or its service providers subject to the requirements of Regulation S-P to change.

2.	Annually, the Fund’s CCO will review any independent reviews applicable to data security at the Fund’s service providers who have access to or otherwise obtain nonpublic personal information in fulfilling their obligations to the Fund.

3.	Annually, the Fund’s CCO will inquire and review, where applicable, any related data privacy issues reported by the Fund’s service providers who have access to or otherwise obtain nonpublic personal information in fulfilling their obligations to the Fund.

1 For purposes of this Data Privacy Policy, the terms "customer" or "customers" includes both shareholders of the Fund and individuals who provide nonpublic personal information to the Fund, but do not invest in Fund shares.

Investment Adviser and Administrator

StepStone Group Private Wealth LLC

128 S Tryon St., Suite 1600

Charlotte, North Carolina 28202

www.stepstonepw.com

Investment Sub-Adviser

StepStone Group LP
4225 Executive Square, Suite 1600
La Jolla, California 92037

Custodian

UMB Bank, N.A.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Sub-Administrator, Transfer Agent and Sub-Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212-3949

Phone: (414) 299-2200

Distributor

Distribution Services, LLC

3 Canal Plaza, Suite 100

Portland, Maine 04101

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, New York 10001

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

(a) StepStone Private Markets (the “Fund” or the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b) Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d) The Registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e) Not applicable.

(f) The Registrant’s code of ethics is attached as Exhibit (a)(1) to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Mr. Tracy Schmidt who is independent as defined in Form N-CSR Item 3 (a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for the years ended March 31, 2025 and March 31, 2024 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each year or period are $0.49 million and $0.30 million, respectively.

Audit-Related Fees

(b) The aggregate fees billed for the years ended March 31, 2025 and March 31, 2024 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0.02 million and $0.01 million, respectively. Audit-related fees principally include fees associated with reviewing and providing comments on semi-annual reports and issuing consents.

Tax Fees

(c) The aggregate fees billed for the years ended March 31, 2025 and March 31, 2024 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are $0.25 million and $0.20 million, respectively. Tax-related fees principally include fees associated with the preparation of taxable income calculations and federal income tax forms.

All Other Fees

(d) The aggregate fees billed for the years ended March 31, 2025 and March 31, 2024 for products and services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0, respectively.

(e)(1) During its regularly scheduled periodic meetings, the Registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant.

The audit committee may, from time to time, delegate to one or more of its members who are “independent trustees” (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) pre-approval authority for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees that are pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: (i) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the Registrant to its principal accountant during the fiscal year in which services are provided; (ii) such services were not recognized by the Registrant at the time of engagement as non-audit services; and (iii) such services are promptly brought to the attention of the audit committee of the Registrant, approved prior to the completion of the audit, and approved based upon a determination that the service is eligible for waiver.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable.

(c) 0%

(d) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the years ended March 31, 2025 and March 31, 2024 were $3.06 million and $1.82 million, respectively.

(h) The Registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of non-controlled/non-affiliated and controlled/affiliated issuers as of the close of the reporting period is included as part of the Report to Shareholders filed under Item 1(a) of this Form.

(b) Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The Registrant’s statement regarding the basis for approval of the investment advisory contract is included as part of the Report to Shareholders filed under Item 1(a) of this Form.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund’s investment adviser, StepStone Group Private Wealth LLC (the “Adviser”), has delegated proxy voting responsibility to StepStone Group LP (the “Sub-Adviser”). The Sub-Adviser’s exercise of this delegated proxy voting authority on behalf of the Fund is subject to the oversight of the Adviser.

The policies and procedures used by the Sub-Adviser to determine how to vote proxies relating to portfolio securities is set forth below:

PROXY VOTING POLICY

Pursuant to Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940 (the “Advisers Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (A) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (B) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (C) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Voting Proxies

The Sub-Adviser is responsible for voting proxies on behalf of the Fund. The Sub-Adviser must vote proxies in a way that is consistent with the Sub-Adviser’s fiduciary duty to the Fund, and any investment policy of the Fund and maintain records of proxies voted, together with a brief explanation why votes were cast in a particular way.

The Sub-Adviser, as a matter of policy and as a fiduciary to the Fund, has responsibility for voting proxies for portfolio securities consistent with the best economic interest of the Fund. The Sub-Adviser’s policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as make information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

The Sub-Adviser has adopted the following procedures to implement the Sub-Adviser’s policy in regard to the Fund.

Voting Procedures

All investment professionals will forward any proxy materials received on behalf of the Fund to the Sub-Adviser’s Chief Compliance Officer, as applicable.

The Sub-Adviser’s Chief Compliance Officer, as applicable, will verify the Fund holds the security to which the proxy relates.

Absent material conflicts, the investment professionals responsible for the investment to which the proxy materials relate, in consultation with Sub-Adviser’s Chief Compliance Officer will determine how the Sub-Adviser should vote the proxy in accordance with applicable voting guidelines, complete the proxy, and vote the proxy in a timely and appropriate manner.

Voting Guidelines

The Sub-Adviser will vote proxies in the best interests of the Fund. The Sub-Adviser’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client or as documented in a file by the Sub-Adviser’s Chief Compliance Officer, as applicable. Clients of the Sub-Adviser, outside of the Fund, are permitted to place reasonable restrictions on the Sub-Adviser’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

The Sub-Adviser will generally vote in favor of routine corporate housekeeping proposals such as to change capitalization (e.g., increase the authorized number of common or preferred shares of stock (to the extent there are not disproportionate voting rights per preferred share)), the election of directors, setting the time and place of the annual meeting, change of fiscal year, change of name, and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services.

In the case of non-routine matters, voting decisions will generally be made in support of management, unless it is believed that such recommendation is not in the best interests of the Fund. On a case by case basis, the Sub-Adviser will decide non-routine matters, taking into account the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices. These matters include, but are not limited to, change of domicile, change in preemptive rights or cumulative voting rights, compensation plans, investment restrictions for social policy goals, precatory proposals, classification of the board of directors, poison pill proposals or amendments, recapitalizations, and super-majority voting.

The Sub-Adviser will abstain from voting if it is determined to be in the best interests of the Fund. In making such a determination, various factors will be considered, including, but not limited to, the costs associated with exercising the proxy (e.g., travel or translation costs) and any legal restrictions on trading resulting from the exercise of the proxy. In consultation with the Sub-Adviser’s Chief Compliance Officer, as applicable, the Sub-Adviser may also consider any special regulatory implications applicable to the client or the Sub-Adviser resulting from the exercise of the proxy.

Conflicts of Interest

The Sub-Adviser will identify any conflicts that exist between the interests of the Sub-Adviser and the client by reviewing the relationship of the Sub-Adviser with the issuer of each security to determine if the Sub-Adviser or any of its employees has any financial, business or personal relationship with the issuer.

If a material conflict of interest exists, the Sub-Adviser’s Chief Compliance Officer, as applicable, will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

The Sub-Adviser will maintain a record of the resolution of any conflict of interest.

Recordkeeping

The Sub-Adviser’s Chief Compliance Officer, as applicable, shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

●	These policies and procedures and any amendments.

●	Each proxy statement that the Sub-Adviser receives.

●	A record of each vote that the Sub-Adviser casts.

●	Any document the Sub-Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the Sub-Adviser’s Chief Compliance Officer or proxy committee, if applicable.

●	A copy of each written request from the Board for information on how the Sub-Adviser voted the Fund’s proxies, and a copy of any written response.

Private Markets Investments

Investments in private markets are often subject to contractual agreements among the investors in the fund or company. If the Sub-Adviser has the authority to vote with respect to the interests, it will exercise its rights in accord with its contractual obligations and, if its vote is not constrained by contract, the Sub-Adviser will determine how to vote based on the principles described above. Records relating to the vote will be kept for the five-year retention period.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Fund Management

The following provides biographical information about the individuals who are primarily responsible for the day-to-day management of the Registrant’s portfolio (the “Portfolio Managers” and each, a “Portfolio Manager”) as of the date of this filing:

Thomas Keck

Mr. Keck leads the Sub-Adviser’s global research activities and the development of SPITM, the Sub-Adviser’s proprietary research database. He is also involved in the Firm’s environmental, social and governance (ESG) and risk management initiatives.

Prior to co-founding the Sub-Adviser, Mr. Keck was a managing director at Pacific Corporate Group, a private equity investment firm that oversaw over $15 billion of private equity commitments for institutional investors. Before that he was a principal with Blue Capital, a middle market buyout firm.

Mr. Keck graduated cum laude with a BA from the George Washington University and received his MBA with high honors from the University of Chicago Booth School of Business. He served in the US Navy as a Naval Flight Officer, receiving numerous decorations flying EA-6Bs off the USS Nimitz (CVN-68).

Michael Elio

Mr. Elio is a member of the Sub-Adviser’s private equity team, focusing on middle-market buyouts and secondary funds. He is also involved in advisory and portfolio management activities.

Prior to joining the Sub-Adviser in 2014, Mr. Elio was a managing director at ILPA, where he led programs around research, standards and industry strategic priorities. Before that he was a partner and managing director at LP Capital Advisors where he led the firm’s Boston office and served as the lead consultant to North American and European institutional investors. Mr. Elio was the primary consultant for many of the firm’s largest clients including public and private pension plans committing more than $5 billion annually.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by the Portfolio Managers

(As of March 31, 2025)

	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee: (in billions)			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based: (in billions)
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Thomas Keck	Zero accounts	Zero accounts	1 account, $1.9	Zero accounts	26 accounts, $43.3	Zero accounts

Michael Elio	Zero accounts	2 accounts, $0.05	12 accounts, $47.3	Zero accounts	11 accounts, $4.1	Zero accounts

Conflicts of Interest

A potential conflict of interest may arise as a result of a Portfolio Manager’s provision of advisory services to other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (“Other Accounts”). The Sub-Adviser may receive fees from Other Accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.

The Sub-Adviser has implemented procedures that are designed to ensure that investment opportunities are allocated in a manner that: (i) treats all of its clients fairly and equitably; (ii) prevents conflicts regarding allocation of investment opportunities among its clients; and (iii) complies with applicable regulatory requirements. For example, the Sub-Adviser uses an allocation methodology designed to allocate all investments ratably based on a defined allocation procedure. Notwithstanding the foregoing, an aggregated investment may be allocated on a different basis under certain circumstances depending on factors which include, but are not limited to, available cash, liquidity requirements, risk parameters and legal and/or regulatory requirements.

The Sub-Adviser and its investment personnel, including a Portfolio Manager, may hold investments in Other Accounts. This may create an incentive for the Sub-Adviser and its investment personnel to take investment actions based on those investment interests which might diverge, in some cases, from the interests of other clients or favor or disfavor certain funds over other funds. Any potential conflict that arises from these circumstances is mitigated by several factors, including: (i) the fact that the Sub-Adviser’s investment process is designed to achieve long-term capital appreciation as opposed to short-term profits and (ii) the fact that the allocation process is controlled by finance and compliance personnel for the Sub-Adviser.

(a)(3) Compensation Structure of Portfolio Managers

The Sub-Adviser’s philosophy on compensation is to provide senior professionals incentives that are tied to both short-term and long-term performance of the Sub-Adviser. All investment professionals are salaried. Further, all investment professionals are eligible for a short-term incentive bonus each year that is discretionary and based upon the professional’s performance, as well as the performance of the business.

As of March 31, 2025, compensation for the Portfolio Managers includes, a salary, a discretionary bonus and certain retirement benefits from the Sub-Adviser. Additionally, each Portfolio Manager has an equity interest in the Sub-Adviser and indirectly benefits from the success of the Fund based on his or her ownership interest.

(a)(4) Disclosure of Securities Ownership

The Fund is required to show the dollar amount range of each of Mr. Keck’s and Mr. Elio’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges to be disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As of March 31, 2025, Mr. Keck and Mr. Elio did not beneficially own shares of the Fund.

(b) Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

No purchases were made during the reporting period by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of trustees during the period covered by this report.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF THE SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a) Not applicable.

(b) Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a) Not applicable.

(b) Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	StepStone Private Markets

By (Signature and Title)*	/s/ Robert W. Long
Robert W. Long, President (Principal Executive Officer)

Date	June 9, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert W. Long
Robert W. Long, President (Principal Executive Officer)

Date	June 9, 2025

By (Signature and Title)*	/s/ Kimberly S. Zeitvogel
Kimberly S. Zeitvogel, Treasurer (Principal Financial Officer)

Date	June 9, 2025

* Print the name and title of each signing officer under his or her signature.